UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of registrant as specified in charter)

Two North La Salle Street, Suite 500 Chicago, Illinois			60602-3790
(Address of principal executive offices)			(Zip code)

Kristi L. Rowsell Harris Associates L.P. Two North La Salle Street, #500 Chicago, Illinois 60602		Paulita A. Pike K&L Gates LLP Three First National Plaza, #3100 Chicago, Illinois 60602
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 621-0600

Date of fiscal year end:	09/30/12

Date of reporting period:	09/30/12

Item 1. Reports to Shareholders.

THE OAKMARK FUNDS

ANNUAL REPORT | SEPTEMBER 30, 2012

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

The Oakmark Funds

2012 Annual Report

Introducing Our New Annual Report Format

The report has been redesigned to present Fund information in a more efficient manner. By streamlining the layout, we have significantly reduced the number of pages and cost of printing and mailing the report—a win for both the environment and our shareholders.

We would like to highlight a couple of the report's enhancements. For each Fund's Schedule of Investments, we have changed the format and groupings of the holdings to present this important material in a more clear and concise fashion. We have also added a summary page for each Fund to provide a snapshot of key metrics.

While this report contains a wealth of information, we encourage you to visit Oakmark.com for additional commentary and insight from our portfolio managers. We hope you find these changes useful, and as always, we welcome your thoughts and feedback.

TABLE OF CONTENTS

President's Letter	1
Fund Expenses	3
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	7
Oakmark Select Fund
Summary Information	10
Portfolio Manager Commentary	11
Schedule of Investments	12
Oakmark Equity and Income Fund
Summary Information	14
Portfolio Manager Commentary	15
Schedule of Investments	17
Oakmark Global Fund
Summary Information	20
Portfolio Manager Commentary	21
Schedule of Investments	23
Oakmark Global Select Fund
Summary Information	26
Portfolio Manager Commentary	27
Schedule of Investments	29
Oakmark International Fund
Summary Information	30
Portfolio Manager Commentary	31
Schedule of Investments	32
Oakmark International Small Cap Fund
Summary Information	34
Portfolio Manager Commentary	35
Schedule of Investments	36
Financial Statements
Statements of Assets and Liabilities	38
Statements of Operations	40
Statements of Changes in Net Assets	42
Notes to Financial Statements	49
Financial Highlights	60
Report of Independent Registered Public Accounting Firm	67
Federal Tax Information	68
Disclosures and Endnotes	68
Trustees and Officers	70

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

THE OAKMARK FUNDS

The Oakmark Funds

President's Letter

September 30, 2012

Dear Fellow Shareholders,

The Oakmark Funds closed their fiscal year on September 30 with strong investment returns, both in the U.S. and overseas. The path has not been smooth, but the results should gratify investors who were able to stay the course over the year.

As we near the end of long election campaigns in the U.S., I can't help but remark about my desires for the upcoming political season and the coming year. Tension about the upcoming fiscal cliff is so intense that it can dominate most financial decisions in households and businesses alike. So much work has been done on a bipartisan basis to try to forge a solution that so far has been elusive. Outside of Washington, most citizens understand that change will be difficult and costly, but they also understand that the country is running out of time to adjust course. My petition to politicians from all philosophical corners is to trust that your constituents will be mature enough to appreciate real problem-solving, focus on the similarities of the proposed plans and formulate a path to long-term fiscal stability. The economy should start to recover when business managements feel confident that the landscape for taxation and monetary policy will stabilize. To allow market participants to suffer another political impasse, like the debt ceiling standoff in 2011, is simply dereliction of duty.

Trading as Long-Term Investors

Congress, regulators at home and abroad, and members of the financial industry are speaking a lot these days about high-frequency trading (HFT) and its impact on financial markets. We believe these inquiries are productive. Events such as the "flash crash" in May 2010, the Knight Capital trading debacle and the technology snafus seen during the Facebook IPO reveal that program-driven trading can go seriously awry, and errant algorithms can greatly drive up volatility in the financial markets. Some say HFT provides valuable liquidity, serving to narrow the bid-ask spread or provide support in the event of some displacement. As long-term investors, we are less concerned with daily volatility or the efficacy of technology-driven trading platforms than how matters affect the future for individual investors. Investor confidence is already eroding, and a growing belief that unrestrained HFT further stacks the deck against small investors could exacerbate the risk aversion that keeps individuals from allocating more of their portfolios to equities.

We are long-term investors, and as a result, our portfolios consistently exhibit low turnover. When we buy a stock, we are seeking to own a slice of a business that is trading at a substantial discount to our estimate of intrinsic value. We think that Oakmark shareholders should not fear short-term price swings or temporary trading trends because these do not affect the underlying fundamentals of these businesses. Our lower trading volume should benefit our shareholders in the form of lower portfolio transaction costs which, in contrast, usually erode returns for mutual funds that trade frequently.

Nonetheless, Harris traders see themselves as an extension of our long-term intentions. Our traders are willing to aggressively assess all sources of liquidity when establishing portfolio positions at prices attractive to us, and they have found that algorithmic venues can often fill their orders for low commissions at compelling prices. They steadily refine their approach to keep up with changes in trading trends and technology, both to defend against unfavorable pricing and to safeguard sensitive information. Their dedication behind the scenes provides important protections for Oakmark shareholders.

Twenty Years with the Oakmark International Fund

When Harris Associates L.P. opened the Oakmark International Fund (OAKIX) in late September 1992, the

oakmark.com 1

The Oakmark Funds

President's Letter (continued)

September 30, 2012

S&P 5001 was around 400, and gold sold for less than $350 an ounce. The dollar was still quoted against marks and French francs, Japan was entering its "Lost Decade," Eastern Europe was trading central planning for market capitalism, and China's economy was years away from becoming a daily headline. Today, markets are much more integrated, and because information moves instantly, the globe feels much smaller.

Oakmark International extended our quest for value outside the U.S. and offered our shareholders a global investment opportunity. Amid two decades of vast global change, the Fund has stayed the same in its investment approach: Using rigorous bottom-up research and analysis, the Fund seeks out undervalued companies with a clear, long-term growth path and management teams that think and act like owners.

This consistency has paid off for the Fund and its shareholders—$10,000 invested in Oakmark International on its opening day would have grown over 20 years to more than $60,000, roughly double the gains of the Fund's benchmark. The Fund's performance ranks it in the top 10% of its category over the 3-, 5-, 10- and 15-year periods, as measured by the Morningstar U.S. OE Foreign Large Blend Category.2

Congratulations to David Herro, Rob Taylor and our entire International team for this remarkable achievement. We are confident that, in the decades ahead, the time-tested process in place at Oakmark International and all The Oakmark Funds will continue to generate success for the Funds and our fellow shareholders.

Kristi L. Rowsell
President of The Oakmark Funds
President of Harris Associates L.P.

2 THE OAKMARK FUNDS

Fund Expenses (Unaudited)

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from April 1, 2012 to September 30, 2012, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at September 30, 2012, by $1,000 and multiplying the result by the number in the Actual Expenses Paid During Period column shown below.

Shares of Oakmark International Small Cap Fund, invested for 90 days or less, may be charged a 2% redemption fee upon redemption. Please consult the Funds' prospectus at oakmark.com for more information.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the Hypothetical Expenses Paid During Period column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL		HYPOTHETICAL (assumes 5% annual return before expenses)
	Beginning Account Value (4/1/12)	Ending Account Value (9/30/12)	Expenses Paid During Period*	Ending Account Value (9/30/12)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Class I	$1,000.00	$1,026.40	$5.22	$1,019.85	$5.20	1.03%
Class II	$1,000.00	$1,024.90	$6.63	$1,018.45	$6.61	1.31%
Oakmark Select Fund
Class I	$1,000.00	$999.70	$5.25	$1,019.75	$5.30	1.05%
Class II	$1,000.00	$997.80	$6.89	$1,018.10	$6.96	1.38%
Oakmark Equity and Income Fund
Class I	$1,000.00	$996.60	$3.89	$1,021.10	$3.94	0.78%
Class II	$1,000.00	$995.50	$5.34	$1,019.65	$5.40	1.07%
Oakmark Global Fund
Class I	$1,000.00	$940.80	$5.68	$1,019.15	$5.91	1.17%
Class II	$1,000.00	$939.50	$6.98	$1,017.80	$7.26	1.44%
Oakmark Global Select Fund
Class I	$1,000.00	$942.60	$5.97	$1,018.85	$6.21	1.23%
Oakmark International Fund
Class I	$1,000.00	$972.10	$5.23	$1,019.70	$5.35	1.06%
Class II	$1,000.00	$970.70	$7.00	$1,017.90	$7.16	1.42%
Oakmark International Small Cap Fund
Class I	$1,000.00	$909.50	$6.73	$1,017.95	$7.11	1.41%
Class II	$1,000.00	$908.30	$8.01	$1,016.60	$8.47	1.68%

*  Expenses for each share class is equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year divided by 365 (to reflect one-half year period).

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Oakmark Fund  September 30, 2012

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/12)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/05/91)
Oakmark Fund (Class I)	6.32%	30.43%	13.12%	4.14%	8.28%	12.34%
S&P 500 Index	6.35%	30.20%	13.20%	1.05%	8.01%	8.63%
Dow Jones Industrial Average[4]	5.02%	26.52%	14.45%	2.16%	8.60%	9.92%
Lipper Large-Cap Value Funds Index[5]	6.15%	27.85%	9.87%	-1.07%	7.14%	7.97%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
JPMorgan Chase & Co.	2.5
Medtronic, Inc.	2.5
Comcast Corp., Class A	2.4
Capital One Financial Corp.	2.4
Bank of America Corp.	2.4
Oracle Corp.	2.3
FedEx Corp.	2.3
Apple, Inc.	2.3
Discovery Communications, Inc., Class C	2.2
TE Connectivity, Ltd.	2.2
FUND STATISTICS
Ticker	OAKMX
Inception	08/05/91
Number of Equity Holdings	55
Net Assets	$6.8 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$84.6 billion
Median Market Cap	$32.9 billion
Equity Turnover (as of 9/30/12)	27%
Expense Ratio - Class I (as of 9/30/11)	1.04%
Expense Ratio - Class I (as of 9/30/12)	1.03%
SECTOR ALLOCATION	% of Net Assets
Financials	22.8
Information Technology	21.4
Consumer Discretionary	20.8
Industrials	12.1
Health Care	7.2
Energy	5.9
Consumer Staples	3.6
Short-Term Investments and Other	6.2

4 THE OAKMARK FUNDS

Oakmark Fund  September 30, 2012

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

For the quarter, Oakmark Fund gained 6%, equal to the 6% gain in the S&P 500.1 Strong gains by our most important contributors—Google, Time Warner, and JP Morgan—more than offset the declines in our worst performers—Dell, Intel and FedEx. We continue to hold each of these extreme performers because we believe that the best performers are not yet fully valued and that the worst performers are still achieving the fundamental results we expect.

For the fiscal year, Oakmark Fund achieved a very high absolute return of 30%. Because we focus on value, we rarely outperform during strong markets. Most of our relative gains have historically come from losing less when the market is down. In the preceding commentary in this report, we discuss why this has been an unusual year for risk and volatility and why we believe it is creating opportunities for us to perform very well when the market is rising.

The biggest reason we performed well last year was good stock selection in the consumer discretionary and financial services sectors. Many of our cable companies returned more than 50%—Comcast, Time Warner, Disney and Discovery. They were joined in above-average performance by financial holdings, including Capital One, Wells Fargo, Bank of America, JP Morgan, Allstate and Aflac. Partially offsetting those good results, poor stock selection in technology hurt us. One of our best performing stocks was Apple (up 76%), a stock that few value funds hold. But because it comprised a smaller part of Oakmark (2%) than it did the S&P 500 (5%), it was a drag on our relative results. We want to reiterate that we don't think about portfolio construction that way. We size our positions based on our assessment of risk and return rather than basing that decision on market capitalization. It can create odd outcomes like Apple "hurting" relative performance last year, but we believe our approach leads to better long-term results.

We began the fiscal year with 56 holdings. We eliminated 12 of those positions during the year. Coincidentally, that equates to roughly a 20% turnover of names, which is consistent with the five-year time frame we use. (Note that our turnover ratio most years has exceeded 20% largely due to aggressive tax trading.) We don't manage the Fund with an eye on turnover, but we sell stocks either when we believe they have become fairly priced or when the businesses don't perform the way we expect. On average, that just works out to a five-year holding period. Last year most of our "fair value" sales were stable businesses—like Bristol Myers and Diageo—that benefited from investors paying up for safety. Our purchases, on the other hand, were mostly financials and industrials, which investors had been shunning.

During the quarter, we eliminated our holdings in Best Buy and Diageo. Diageo was sold because the stock performed well; Best Buy was sold because we were disappointed in both its business performance and how the proposed buyout by the founder was handled. The Best Buy board was not as receptive as we had expected it to be when its founder expressed an interest in purchasing the entire company. Either the board wasn't acting in what we believed was the shareholders' best interest, or the buyout offer wasn't as real as the founder was claiming. Neither would be a good outcome for us, so we sold the stock. We initiated three new holdings which are described below.

Cummins Inc. (CMI-$92)

Cummins is the world's second-largest manufacturer of engines and the largest maker of truck engines. While North America is still its largest market, Cummins has been very successful in building sales and market share in faster-growth emerging markets, which now account for about a quarter of companywide sales. Further, we believe that its undisputed position as the industry leader in emissions controls technology should provide a long-lasting tailwind as countries mandate progressively tighter emissions standards in upcoming years. Cummins earned just over $9 per share last year, so it wasn't surprising to see the stock reach a price of $130 in March. By July, however, as investors became increasingly concerned about the possibility of decreasing global growth, the stock hit a low of $82. We believe the decline was an overreaction. Cummins now sells at about 9x expected current-year earnings. Like many of our holdings, we expect Cummins to achieve mid-single-digit revenue growth over the economic cycle, and expect per-share growth to be higher as excess cash flow is devoted to share repurchase. Our expectation for above-average EPS7 growth, a moderate but growing dividend and a higher P/E8 multiple results in us believing Cummins is likely to produce above-average returns.

Principal Financial Group (PFG-$27)

Principal Financial is a leader in providing administration services and asset management for small to mid-sized corporate retirement plans. Additionally, just over a third of its income comes from various life, annuity and dental insurance operations. Despite the overwhelming majority of income coming from the asset management business, the stock is priced like a less attractive insurer. In 2007, before the financial collapse, Principal stock surpassed $70 when operating earnings were $3.93 and book value was $26.55. So, the P/E ratio was 18x, and the stock sold for about 265% of its book value. Today, the stock sells at about 85% of expected year-end book value and at less than 9x expected 2013 earnings. Assets under management have been growing nicely; inflows alone account for a mid-single-digit growth rate. Because of Principal's strength in asset accumulation in emerging markets, we believe that growth rate is sustainable. Further, the company is repurchasing about 3% of its shares each year, and it recently raised its dividend to a current yield of more than 3%. We believe that investors' distaste for owning financial services stocks has given us a very attractive entry price for this investment.

oakmark.com 5

Oakmark Fund  September 30, 2012

Portfolio Manager Commentary (continued)

UnitedHealth Group (UNH-$55)

UnitedHealth is the nation's largest provider of managed-care services. The managed-care business has strong economies of scale, so UNH is also arguably the most efficient provider. In 2005, when UNH earned $2.48 per share, its stock reached a high of $65, for a P/E ratio of 26x. UNH is expected to earn just over $5 per share this year, more than double its earnings from seven years ago, yet the stock price is now lower. The result is that UNH sells at only 10x expected 2013 earnings. Managed-care companies have fallen to below-average multiples because investors fear that health care reform will hurt these businesses significantly. We believe that fear is misplaced. We think the government needs companies like UNH because using the existing managed-care networks is far less expensive than building a new one, and UNH's breadth should allow it to thrive in most scenarios. UNH revenues grow with medical costs, supplemented by market share gains and an aging population that requires more spending on health care. Further, the share base has fallen every year since 2005 as a result of management using excess cash generation for repurchases. Shares outstanding have been reduced by about 4% per year, a trend we expect will continue. We believe that purchasing UNH at a below-average P/E ratio, combined with its moderate revenue growth, its shrinking share base and its moderate dividend, is likely to produce an above-average rate of return.

6 THE OAKMARK FUNDS

Oakmark Fund  September 30, 2012

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.8%
FINANCIALS - 22.8%
DIVERSIFIED FINANCIALS - 14.6%
JPMorgan Chase & Co. Other Diversified Financial Services	4,255	$172,243
Capital One Financial Corp. Consumer Finance	2,880	164,177
Bank of America Corp. Other Diversified Financial Services	18,500	163,355
Franklin Resources, Inc. Asset Management & Custody Banks	1,100	137,577
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,175	133,574
State Street Corp. Asset Management & Custody Banks	2,590	108,676
Bank of New York Mellon Corp. Asset Management & Custody Banks	4,760	107,663
		987,265
INSURANCE - 6.1%
American International Group, Inc. (a) Multi-line Insurance	4,400	144,276
Aflac, Inc. Life & Health Insurance	2,700	129,276
Aon PLC (b) Insurance Brokers	1,400	73,206
Principal Financial Group, Inc. Life & Health Insurance	2,500	67,350
		414,108
BANKS - 2.1%
Wells Fargo & Co. Diversified Banks	4,165	143,817
		1,545,190
INFORMATION TECHNOLOGY - 21.4%
SOFTWARE & SERVICES - 10.6%
Oracle Corp. Systems Software	5,000	157,450
MasterCard, Inc., Class A Data Processing & Outsourced Services	299	134,993
Google, Inc., Class A (a) Internet Software & Services	170	128,265
Microsoft Corp. Systems Software	3,970	118,227
eBay, Inc. (a) Internet Software & Services	2,000	96,820
Automatic Data Processing, Inc. Data Processing & Outsourced Services	1,375	80,657
		716,412
	Shares	Value
TECHNOLOGY HARDWARE & EQUIPMENT - 5.6%
Apple, Inc. Computer Hardware	230	$153,470
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	4,336	147,455
Dell, Inc. Computer Hardware	7,860	77,500
		378,425
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.2%
Texas Instruments, Inc. Semiconductors	4,995	137,612
Intel Corp. Semiconductors	5,945	134,833
Applied Materials, Inc. Semiconductor Equipment	7,160	79,941
		352,386
		1,447,223
CONSUMER DISCRETIONARY - 20.8%
MEDIA - 13.0%
Comcast Corp., Class A Cable & Satellite	4,740	164,952
Discovery Communications, Inc., Class C (a) Broadcasting	2,660	149,074
Omnicom Group, Inc. Advertising	2,676	137,988
DIRECTV (a) Cable & Satellite	2,264	118,778
The Walt Disney Co. Movies & Entertainment	2,056	107,503
Viacom, Inc., Class B Movies & Entertainment	1,930	103,415
Time Warner, Inc. Movies & Entertainment	2,193	99,389
		881,099
RETAILING - 4.8%
Liberty Interactive Corp., Class A (a) Catalog Retail	6,405	118,492
The Home Depot, Inc. Home Improvement Retail	1,957	118,114
Kohl's Corp. Department Stores	1,742	89,220
		325,826
AUTOMOBILES & COMPONENTS - 2.1%
Delphi Automotive PLC (a) (b) Auto Parts & Equipment	2,984	92,504
Harley-Davidson, Inc. Motorcycle Manufacturers	1,102	46,692
		139,196
CONSUMER SERVICES - 0.9%
McDonald's Corp. Restaurants	699	64,133
		1,410,254

See accompanying Notes to Financial Statements.

oakmark.com 7

Oakmark Fund  September 30, 2012

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 93.8% (continued)
INDUSTRIALS - 12.1%
CAPITAL GOODS - 9.8%
Illinois Tool Works, Inc. Industrial Machinery	2,385	$141,836
Parker Hannifin Corp. Industrial Machinery	1,600	133,728
3M Co. Industrial Conglomerates	1,323	122,271
Cummins, Inc. Construction & Farm Machinery & Heavy Trucks	1,300	119,873
Northrop Grumman Corp. Aerospace & Defense	1,330	88,352
The Boeing Co. Aerospace & Defense	798	55,557
		661,617
TRANSPORTATION - 2.3%
FedEx Corp. Air Freight & Logistics	1,855	156,970
		818,587
HEALTH CARE - 7.2%
HEALTH CARE EQUIPMENT & SERVICES - 6.2%
Medtronic, Inc. Health Care Equipment	3,870	166,874
Covidien PLC (b) Health Care Equipment	1,985	117,949
UnitedHealth Group, Inc. Managed Health Care	1,200	66,492
Baxter International, Inc. Health Care Equipment	1,103	66,467
		417,782
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.0%
Merck & Co., Inc. Pharmaceuticals	1,587	71,553
		489,335
ENERGY - 5.9%
Exxon Mobil Corp. Integrated Oil & Gas	1,545	141,290
Devon Energy Corp. Oil & Gas Exploration & Production	2,200	133,100
Cenovus Energy, Inc. (b) Integrated Oil & Gas	3,650	127,203
		401,593
	Shares	Value
CONSUMER STAPLES - 3.6%
FOOD, BEVERAGE & TOBACCO - 2.4%
Unilever PLC (c) Packaged Foods & Meats	3,530	$128,916
H.J. Heinz Co. Packaged Foods & Meats	650	36,367
		165,283
FOOD & STAPLES RETAILING - 1.2%
Wal-Mart Stores, Inc. Hypermarkets & Super Centers	1,065	78,597
		243,880
TOTAL COMMON STOCKS - 93.8% (COST $4,568,511)		6,356,062
	Par Value	Value
SHORT TERM INVESTMENT - 6.5%
REPURCHASE AGREEMENT - 6.5%
Fixed Income Clearing Corp. Repurchase
Agreement, 0.12% dated 09/28/12 due
10/01/12, repurchase price $437,635,
collateralized by a Federal Home Loan
Bank Bond, 0.500%, due 11/20/15,
value plus accrued interest of $90,125,
by a Federal Home Loan Mortgage
Corp. Bond, 4.750%, due 11/17/15,
value plus accrued interest of $69,150,
by Federal National Mortgage
Association Bonds, 0.625% - 5.000%,
due 04/10/15 - 03/15/16, aggregate
value plus accrued interest of
$242,396, by a United States
Treasury Bond, 4.500%, due 11/15/15,
value plus accrued interest of $17,382,
by United States Treasury Notes,
1.50% - 2.50%, due 03/31/15 - 07/31/16,
aggregate value plus accrued
interest of $27,332 (Cost: $437,631)	437,631	437,631
TOTAL SHORT TERM INVESTMENTS - 6.5% (COST $437,631)		437,631
TOTAL INVESTMENTS - 100.3% (COST $5,006,142)		6,793,693
Liabilities In Excess of Other Assets - (0.3)%		(18,892)
TOTAL NET ASSETS - 100.0%		$6,774,801

(a)  Non-income producing security

(b)  Foreign domiciled corporation

(c)  Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

8 THE OAKMARK FUNDS

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oakmark.com 9

Oakmark Select Fund  September 30, 2012

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/12)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/96)
Oakmark Select Fund (Class I)	5.62%	27.05%	12.81%	2.51%	7.56%	12.10%
S&P 500 Index	6.35%	30.20%	13.20%	1.05%	8.01%	6.51%
Lipper Multi-Cap Value Funds Index[9]	6.26%	28.23%	9.56%	-1.30%	7.29%	6.19%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Discovery Communications, Inc., Class C	8.5
Capital One Financial Corp.	5.7
TE Connectivity, Ltd.	5.6
JPMorgan Chase & Co.	5.3
TRW Automotive Holdings Corp.	5.0
Bank of America Corp.	5.0
Comcast Corp., Class A	4.9
Newfield Exploration Co.	4.9
Medtronic, Inc.	4.8
Liberty Interactive Corp., Class A	4.7
FUND STATISTICS
Ticker	OAKLX
Inception	11/01/96
Number of Equity Holdings	20
Net Assets	$3.0 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$42.2 billion
Median Market Cap	$29.0 billion
Equity Turnover (as of 9/30/12)	32%
Expense Ratio - Class I (as of 9/30/11)	1.07%
Expense Ratio - Class I (as of 9/30/12)	1.05%
SECTOR ALLOCATION	% of Net Assets
Consumer Discretionary	27.4
Information Technology	25.1
Financials	20.0
Energy	9.1
Health Care	4.8
Utilities	4.1
Industrials	4.0
Short-Term Investments and Other	5.5

10 THE OAKMARK FUNDS

Oakmark Select Fund  September 30, 2012

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

For the quarter, the Oakmark Select Fund gained 6%, consistent with the 6% gain in the S&P 500.1 Good gains in our media and financial stocks—Liberty Interactive, Discovery, Time Warner, Comcast, JP Morgan and Bank of America, all up more than 10%—helped produce our good return. Two losers—Intel and Dell, off 14% and 21%, respectively—offset some of that gain. Because both businesses are performing close to our expectations, we continue to hold both stocks.

Looking at the fiscal-year results, Oakmark Select achieved a very good absolute return of 27%, just short of the S&P 500's 30% gain. Good stock selection and a heavy weighting in consumer discretionary—primarily media companies—helped our performance. Our top contributors were Discovery (up 59%), Comcast (72%), eBay (63%) Liberty Interactive (40%) and Time Warner (48%). We have trimmed the Discovery and Comcast holdings and, as discussed below, sold eBay and Time Warner.

On the negative side, two stocks suffered meaningful losses: Dell and Newfield Exploration. We've written about their issues before, but in short, Dell is really two businesses—a declining PC business and growing non-PC businesses. We believe the non-PC businesses, which now account for most of Dell's income, should be getting more investor attention. Newfield is an energy company whose main revenue stream is transitioning from natural gas to oil. Investors, however, seem to be more focused on the declining gas production than on the growing oil revenues. When a company has one growing business and one shrinking business, we find investors often behave like the Winnie the Pooh character Eeyore in always seeing the glass as half-empty.

During the fiscal year, we eliminated four positions from the Fund. That should be considered a typical number, given that the Fund holds about 20 stocks and averages about a five-year holding period. The stocks we sold were Bristol Myers, eBay, H&R Block and Time Warner. With the exception of Block, the sales were the result of stocks having performed so well that new opportunities forced them out of the portfolio. As stated in the quarterly report when we sold Block, despite having made money on it, business fundamentals were not unfolding as we had anticipated, and we lost confidence in management's ability to remedy things.

Replacing those positions, we added AIG Corp, Bank of America, BMC Software and TRW. It should come as no surprise that, as investors were paying a larger premium for safety, our purchases were generally riskier businesses than our sales. AIG and Bank of America were both new in the past quarter. Their stories are quite similar: Financial businesses at the eye of the storm in 2008, now selling for less than half of book value, with management targeting a double-digit return on equity within three years and with a commitment to return capital to shareholders through share repurchases and dividends.

Some of the bears on these stocks are concerned that top-line growth might be very difficult to come by. Let's assume they are right and that AIG earns 7% on its equity in 2014 (EPS7 of about $5.25 per share). Further, let's assume that, by the end of next year, AIG is deemed to have sufficient capital such that future earnings are entirely excess capital. That would mean that AIG, selling at half of book value, would generate enough cash to repurchase 14% of its shares annually. If it had flat net income, it would produce a 16% annual growth rate in EPS.

Bank of America has a similar story, except that its dividends are expected to be an important part of its return. Again assuming a 7% ROE in 2014 (EPS of about $1.50 per share) but with a 30% payout ratio, Bank of America would be paying a dividend of 5% on the current stock price and repurchasing about 10% of its shares annually. As with our other financials, we aren't arguing that AIG and Bank of America are the world's greatest businesses, but rather that a price of only 50% of book value is a bargain purchase price.

As we begin our new fiscal year, we continue to believe equities are the most attractively priced asset class and that, within equities, the stocks investors mistakenly view as safe are generally the least attractive. Usually stocks get more popular after they go up and vice-versa. Despite the S&P returning 30% in the past year, we see no signs of investors being more positive on equities or more willing to take on risk. Mutual fund flows continue to strongly favor fixed income, an asset class we believe is overvalued and, at these price levels, mistakenly viewed as safe. In fact, CNBC reported last month that at fund industry giant Fidelity, long known for its equity funds, assets invested in its bond funds now exceed assets in its equity funds. We view investors' lack of interest in equities as another positive.

Thank you for your support.

oakmark.com 11

Oakmark Select Fund  September 30, 2012

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.5%
CONSUMER DISCRETIONARY - 27.4%
MEDIA - 17.6%
Discovery Communications, Inc., Class C (a) Broadcasting	4,610	$258,316
Comcast Corp., Class A Cable & Satellite	4,250	147,900
DIRECTV (a) Cable & Satellite	2,448	128,420
		534,636
AUTOMOBILES & COMPONENTS - 5.0%
TRW Automotive Holdings Corp. (a) Auto Parts & Equipment	3,500	152,985
RETAILING - 4.8%
Liberty Interactive Corp., Class A (a) Catalog Retail	7,800	144,300
		831,921
INFORMATION TECHNOLOGY - 25.1%
SOFTWARE & SERVICES - 8.8%
MasterCard, Inc., Class A Data Processing & Outsourced Services	315	142,216
BMC Software, Inc. (a) Systems Software	3,000	124,470
		266,686
TECHNOLOGY HARDWARE & EQUIPMENT - 8.5%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	5,044	171,544
Dell, Inc. Computer Hardware	9,000	88,740
		260,284
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.8%
Intel Corp. Semiconductors	5,497	124,672
Texas Instruments, Inc. Semiconductors	4,050	111,578
		236,250
		763,220
FINANCIALS - 20.0%
DIVERSIFIED FINANCIALS - 16.0%
Capital One Financial Corp. Consumer Finance	3,050	173,880
JPMorgan Chase & Co. Other Diversified Financial Services	4,000	161,920
Bank of America Corp. Other Diversified Financial Services	17,100	150,993
		486,793
	Shares	Value
INSURANCE - 4.0%
American International Group, Inc. (a) Multi-line Insurance	3,700	$121,323
		608,116
ENERGY - 9.1%
Newfield Exploration Co. (a) Oil & Gas Exploration & Production	4,720	147,816
Cenovus Energy, Inc. (b) Integrated Oil & Gas	3,735	130,158
		277,974
HEALTH CARE - 4.8%
HEALTH CARE EQUIPMENT & SERVICES - 4.8%
Medtronic, Inc. Health Care Equipment	3,400	146,608
UTILITIES - 4.1%
Calpine Corp. (a) Independent Power Producers & Energy Traders	7,104	122,906
INDUSTRIALS - 4.0%
TRANSPORTATION - 4.0%
FedEx Corp. Air Freight & Logistics	1,450	122,699
TOTAL COMMON STOCKS - 94.5% (COST $2,030,560)		2,873,444
	Par Value	Value
SHORT TERM INVESTMENTS - 5.8%
REPURCHASE AGREEMENT - 5.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.12% dated 09/28/12 due 10/01/12, repurchase price $177,351, collateralized by a United States Treasury Bond, 4.500%, due 11/15/15, value plus accrued interest of $84,105, and by a United States Treasury Note, 1.250%, due 10/31/15, value plus accrued interest of $96,794 (Cost: $177,350)	177,350	177,350
TOTAL SHORT TERM INVESTMENTS - 5.8% (COST $177,350)		177,350
TOTAL INVESTMENTS - 100.3% (COST $2,207,910)		3,050,794
Liabilities In Excess of Other Assets - (0.3)%		(9,470)
TOTAL NET ASSETS - 100.0%		$3,041,324

(a)  Non-income producing security

(b)  Foreign domiciled corporation

See accompanying Notes to Financial Statements.

12 THE OAKMARK FUNDS

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oakmark.com 13

Oakmark Equity and Income Fund  September 30, 2012

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/12)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark Equity & Income Fund (Class I)	3.27%	17.19%	7.40%	3.77%	8.75%	10.57%
Lipper Balanced Funds Index	4.59%	17.78%	8.92%	2.34%	6.95%	6.57%
S&P 500 Index[1]	6.35%	30.20%	13.20%	1.05%	8.01%	7.43%
Barclays U.S. Govt./Credit Index[11]	1.73%	5.66%	6.50%	6.63%	5.39%	6.25%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Nestle SA	3.3
UnitedHealth Group, Inc.	3.2
Diageo PLC	3.1
Cenovus Energy, Inc.	3.1
Philip Morris International, Inc.	3.1
General Dynamics Corp.	2.8
Dover Corp.	2.5
Flowserve Corp.	2.4
MasterCard, Inc., Class A	2.3
Scripps Networks Interactive, Inc., Class A	2.1
FUND STATISTICS
Ticker	OAKBX
Inception	11/01/95
Number of Equity Holdings	52
Net Assets	$19.2 billion
Benchmark	Lipper Balanced Fund Index
Weighted Average Market Cap	$36.6 billion
Median Market Cap	$9.0 billion
Equity Turnover (as of 9/30/12)	32%
Expense Ratio - Class I (as of 9/30/11)	0.77%
Expense Ratio - Class I (as of 9/30/12)	0.78%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Industrials	16.5
Energy	14.2
Health Care	12.9
Consumer Staples	10.8
Consumer Discretionary	8.8
Information Technology	6.0
Materials	0.5
Financials	0.4
Total Equity Investments	70.1
Government and Agency Securities	20.1
Corporate Bonds	1.2
Asset Backed Securities	0.1
Short-Term Investments and Other	8.5

14 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2012

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakbx@oakmark.com

Quarter Review

Despite the pervasive tendency for investors to reduce equity exposure while increasing their fixed-income commitments, equity markets rebounded in the September quarter, and fixed-income markets were directionless. For the three months, the Equity and Income Fund earned 3%, which contrasts to a 5% gain for the Lipper Balanced Fund Index,10 the Fund's performance benchmark. For the calendar nine months, the returns are 8% for the Fund and 11% for the Lipper Index. Finally, for the Fund's fiscal year ending September 30, the return to the Fund was 17%, while the Lipper Index returned 18%. The annualized compound rate of return since the Fund's inception in 1995 is 11%, while the corresponding return to the Lipper Index is 7%.

Diageo, Cenovus Energy, Flowserve, Dover and Nestle contributed the most to return in the quarter. The largest detractors were Walter Energy, United Health Group, Staples, FedEx, and CR Bard. During this calendar year, the most significant detractors have been Walter Energy, Staples, Varian Medical Systems, Patterson-UTI Energy and Lear. The largest contributors to portfolio return during the past nine months were Diageo, Scripps Networks Interactive, TJX, Flowserve and Philip Morris International. Finally, for the Fund's fiscal year, the largest contributors were Diageo, Flowserve, Philip Morris International, TJX and Scripps Networks Interactive. The largest 12-month detractors were Walter Energy, Staples, Hospira, Lear and Republic Services (sold).

Transaction Activity

The quarter's trading activity in the Fund was modest, at least in terms of new purchases or eliminations. The two eliminations were Steris and Republic Services. Steris was a successful smaller holding, and I sold it both for valuation reasons and because of the company's exposure to the hospital capital equipment market in a period of rapid change in the health care sector. We believed that the improvement in the U.S. industrial economy would support Republic Services' earnings, but recent trends do not justify that thesis, which dictated the sale of the holding.

The Fund's only new purchase was Bruker, a diversified scientific instrument manufacturer with a strong reputation for innovation and product quality. The company's management team holds large ownership stakes and focuses on growth in intrinsic value per share over the long term. To that end, we think management is willing to make sensible elective investments in the business that promise returns only well into the future, and this factor often discourages investor interest. Earlier this year, the company hired a new chief financial officer who appears to have the necessary skills and experience required to transform the company from one known primarily for its technical excellence to one also known for its financial attributes.

Cape of Good Hope?

In the September 17 edition of the Financial Times, columnist John Authers discussed the evolution of Yale Professor Robert Shiller's "Cape" indicator. "Cape" is an acronym for "cyclically adjusted price earnings" ratio. This indicator compares the price of a stock to its average earnings over the preceding decade. When valuing stocks, most investors use forward-looking price-to-earnings ratios that depend on the ability to make reasonable forecasts of future earnings. Obviously, forecasting errors are frequent, but never more so than when the economy is approaching recession. By using a backward-looking model that covers a long time period, Shiller avoids forecasting error while capturing data that describe a company's performance through a variety of economic environments.

Although Shiller's model has proven to be helpful in identifying market extremes, it has been less valuable in more normal times. Accordingly, he has refined his concept to provide more market-timing guidance as well as industry-relative rankings. For the Equity and Income Fund, it is the industry analysis that is most revealing. Shiller's work looks at the history of the 10 main market sectors of the S&P 500 Index.1 As one would expect, different sectors have different Capes. Shiller's concept is to look at each sector relative to its own history and determine which are trading dear to that history and which are cheap. According to Authers, current industry Capes suggest that industrial, energy and health care stocks offer good value, while industries typically seen as defensive (e.g., consumer staples) are expensive. The three sectors that are most overweight in the Fund versus the S&P 500 are industrials, energy and health care. At Harris Associates, we pay little attention to the industry weights in the S&P 500, and I did not construct the Fund portfolio with the Shiller Cape in mind. Nevertheless, it should not be surprising that our value philosophy would cause the portfolio to end up in the Cape's cheapest neighborhoods.

Why own TIPS today?

For the majority of its existence, the Equity and Income Fund has had an invested position in U.S. Treasury inflation-protected securities, often referred to by their acronym TIPS. In general, this asset type has been good to the Fund, but at today's price levels, investors are beginning to ask why we continue to own any. Before arriving at the answer, we should first review the exact nature of this security.

TIPS represent a loan to the U.S. government at a specified interest rate (the bond's coupon) and a multiplier that amplifies (or diminishes in the event of deflation) the face value of the bond based on a formula containing "chained CPI" (a variant of the Consumer Price Index). Every month, the government provides an index value of a basket of items, which is then used to calculate the "Index Ratio." This ratio incorporates a Reference CPI statistic and an inflation assumption. For example, were you to purchase a TIPS bond for $100 and the Index Ratio

oakmark.com 15

Oakmark Equity and Income Fund  September 30, 2012

Portfolio Manager Commentary (continued)

is 1.1, your cost for the bond would be $110 (ignoring any accrued interest). This value, inclusive of the Index Ratio multiplier, is realized at maturity or at time of sale.

Currently, the Equity and Income Fund has approximately $1.5 billion invested in TIPS, plus a small holding of Canadian inflation-indexed securities. This allocation accounts for more than 35% of the Fund's fixed-income assets (ignoring short-term investments). More importantly, the TIPS position comprises the bulk of the portfolio's longer duration assets. Looking at the portfolio today, one sees that the TIPS all show "negative yields," which naturally concerns Fund investors. This yield is somewhat misleading; however, as it is calculated using the current trading price for the bonds and their stated coupons without incorporating the value added by the Index Ratio multiplier. Taking the Index Ratio into account, we calculate TIPS to be yielding roughly the same as their conventional Treasury bond counterparts. It is this added feature, which protects and compensates the investor for inflation that compels us to own these bonds. In our opinion, forecasting future interest rates, especially for more distant maturities, is very difficult. What we do know is that the Federal Reserve is currently employing policies that historically have generated inflationary outcomes. Federal Reserve Chairman Bernanke has stated that he will stave off deflation with massive liquidity injections into the fixed-income markets. The latest such effort was announced on September 13. Since we see future inflation to be the great risk facing the fixed-income investor, we own TIPS to reduce our exposure to that risk. In closing, I wish to thank John Tansey of our firm's fixed-income department for his assistance in writing this section.

Once again, I thank my fellow shareholders for investing in the Equity and Income Fund. I welcome your comments and questions.

16 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2012

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 70.1%
INDUSTRIALS - 16.5%
CAPITAL GOODS - 14.6%
General Dynamics Corp. Aerospace & Defense	8,235	$544,498
Dover Corp. Industrial Machinery	8,076	480,412
Flowserve Corp. (b) Industrial Machinery	3,639	464,869
Rockwell Automation Inc. Electrical Components & Equipment	5,363	373,011
Parker Hannifin Corp. Industrial Machinery	3,600	300,901
Northrop Grumman Corp. Aerospace & Defense	4,313	286,479
Illinois Tool Works, Inc. Industrial Machinery	4,253	252,902
Teledyne Technologies, Inc. (a) Aerospace & Defense	1,097	69,559
Blount International, Inc. (a) Industrial Machinery	1,534	20,192
		2,792,823
TRANSPORTATION - 1.9%
FedEx Corp. Air Freight & Logistics	4,243	359,068
COMMERCIAL & PROFESSIONAL SERVICES - 0.0% (c)
Mine Safety Appliances Co. Office Services & Supplies	119	4,430
		3,156,321
ENERGY - 14.2%
Cenovus Energy, Inc. (d) Integrated Oil & Gas	17,020	593,133
Devon Energy Corp. Oil & Gas Exploration & Production	6,468	391,308
Apache Corp. Oil & Gas Exploration & Production	4,450	384,791
Encana Corp. (d) Oil & Gas Exploration & Production	16,573	363,271
Baker Hughes, Inc. Oil & Gas Equipment & Services	7,606	344,035
Range Resources Corp. Oil & Gas Exploration & Production	3,296	230,292
Cimarex Energy Co. Oil & Gas Exploration & Production	3,186	186,539
Concho Resources, Inc. (a) Oil & Gas Exploration & Production	1,501	142,239
Patterson-UTI Energy, Inc. Oil & Gas Drilling	5,200	82,371
		2,717,979
	Shares	Value
HEALTH CARE - 12.9%
HEALTH CARE EQUIPMENT & SERVICES - 12.1%
UnitedHealth Group, Inc. Managed Health Care	11,034	$611,366
Laboratory Corp. of America Holdings (a) Health Care Services	4,181	386,599
Quest Diagnostics, Inc. Health Care Services	5,602	355,335
Varian Medical Systems, Inc. (a) (b) Health Care Equipment	5,700	343,824
CR Bard, Inc. Health Care Equipment	2,777	290,638
Omnicare, Inc. Health Care Services	5,155	175,098
Boston Scientific Corp. (a) Health Care Equipment	22,764	130,665
PharMerica Corp. (a) (b) Health Care Distributors	1,710	21,649
VCA Antech, Inc. (a) Health Care Facilities	209	4,125
		2,319,299
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.8%
Hospira, Inc. (a) (b) Pharmaceuticals	3,341	109,635
Bruker Corp. (a) Life Sciences Tools & Services	2,535	33,181
		142,816
		2,462,115
CONSUMER STAPLES - 10.8%
FOOD, BEVERAGE & TOBACCO - 9.5%
Nestle SA (e) (f) Packaged Foods & Meats	10,000	630,520
Diageo PLC (e) Distillers & Vintners	5,347	602,778
Philip Morris International, Inc. Tobacco	6,506	585,150
		1,818,448
FOOD & STAPLES RETAILING - 1.3%
CVS Caremark Corp. Drug Retail	5,369	259,943
		2,078,391
CONSUMER DISCRETIONARY - 8.8%
RETAILING - 3.5%
The TJX Cos., Inc. Apparel Retail	6,352	284,519
Staples, Inc. Specialty Stores	20,638	237,750
Foot Locker, Inc. Apparel Retail	3,000	106,500
HSN, Inc. Catalog Retail	1,037	50,855
		679,624

See accompanying Notes to Financial Statements.

oakmark.com 17

Oakmark Equity and Income Fund  September 30, 2012

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 70.1% (continued)
CONSUMER DISCRETIONARY - 8.8% (continued)
CONSUMER DURABLES & APPAREL - 2.3%
Mohawk Industries, Inc. (a) Home Furnishings	2,203	$176,284
Leggett & Platt, Inc. Home Furnishings	5,862	146,837
Carter's, Inc. (a) Apparel, Accessories & Luxury Goods	2,324	125,124
		448,245
MEDIA - 2.1%
Scripps Networks Interactive, Inc., Class A Broadcasting	6,500	397,995
AUTOMOBILES & COMPONENTS - 0.9%
Lear Corp. Auto Parts & Equipment	4,437	167,691
		1,693,555
INFORMATION TECHNOLOGY - 6.0%
SOFTWARE & SERVICES - 4.0%
MasterCard, Inc., Class A Data Processing & Outsourced Services	959	433,131
eBay, Inc. (a) Internet Software & Services	3,731	180,594
Broadridge Financial Solutions, Inc. (b) Data Processing & Outsourced Services	6,900	160,977
		774,702
TECHNOLOGY HARDWARE & EQUIPMENT - 1.5%
TE Connectivity, Ltd. (d) Electronic Manufacturing Services	6,818	231,874
Arris Group, Inc. (a) Communications Equipment	4,785	61,205
		293,079
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.5%
Texas Instruments, Inc. Semiconductors	3,200	88,173
		1,155,954
MATERIALS - 0.5%
Walter Energy, Inc. (b) Diversified Metals & Mining	3,000	97,380
FINANCIALS - 0.4%
DIVERSIFIED FINANCIALS - 0.4%
TD Ameritrade Holding Corp. Investment Banking & Brokerage	5,461	83,928
TOTAL COMMON STOCKS - 70.1% (COST $10,040,944)		13,445,623
	Par Value		Value
FIXED INCOME - 21.4%
GOVERNMENT AND AGENCY SECURITIES - 20.1%
U.S. GOVERNMENT NOTES - 18.2%
1.25%, due 07/15/20, Inflation Indexed		525,290	$628,009
1.375%, due 07/15/18, Inflation Indexed		531,250	622,725
2.875%, due 01/31/13		483,005	487,382
0.125%, due 09/30/13		300,000	299,801
2.125%, due 01/15/19, Inflation Indexed		213,430	261,902
1.00%, due 09/30/16		200,000	204,250
0.625%, due 02/28/13		200,000	200,398
0.125%, due 08/31/13		200,000	199,906
1.125%, due 06/15/13		175,000	176,162
1.00%, due 01/15/14		100,000	101,012
1.125%, due 12/15/12		100,000	100,203
1.375%, due 11/15/12		100,000	100,152
1.375%, due 10/15/12		100,000	100,047
			3,481,949
U.S. GOVERNMENT AGENCIES - 1.0%
Federal National Mortgage Association, 3.97%, due 11/27/19		32,000	32,165
Federal Home Loan Mortgage Corp., 2.00%, due 08/08/17		25,000	25,352
Federal National Mortgage Association, 1.30%, due 05/10/17		25,000	25,149
Federal Home Loan Mortgage Corp., 1.30%, due 06/07/17		25,000	25,119
Federal National Mortgage Association, 1.375%, due 08/28/17		24,000	24,102
Federal Farm Credit Banks, 1.90%, due 11/15/17		22,925	22,960
Federal Home Loan Mortgage Corp., 1.375%, due 09/14/17		20,875	20,966
Federal Home Loan Mortgage Corp., 1.55%, due 12/28/16		5,000	5,015
Federal National Mortgage Association, 1.65%, due 10/23/17		5,000	5,004
			185,832
CANADIAN GOVERNMENT BONDS - 0.8%
1.50%, due 12/01/12	CAD	100,000	101,791
4.25%, due 12/01/21, Inflation Indexed	CAD	36,564	52,997
			154,788
NORWEGIAN GOVERNMENT BONDS - 0.1%
6.50%, due 05/15/13	NOK	150,000	26,943
Total Government and Agency Securities (Cost $3,604,815)			3,849,512
CORPORATE BONDS - 1.2%
SSIF Nevada, LP, 144A, 1.155%, due 04/14/14 (g) (h)		55,100	55,350
Kinetic Concepts, Inc., 144A, 10.50%, due 11/01/18 (h)		48,080	50,845
Denbury Resources, Inc., 9.75%, due 03/01/16		18,101	19,459
Sealed Air Corp., 144A, 5.625%, due 07/15/13 (h)		18,740	19,208

See accompanying Notes to Financial Statements.

18 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2012

Schedule of Investments (in thousands) (continued)

	Par Value		Value
FIXED INCOME - 21.4% (continued)
CORPORATE BONDS - 1.2% (continued)
ASML Holding NV, 5.75%, due 06/13/17	EUR	9,660	$14,312
Kinetic Concepts, Inc., 144A, 12.50%, due 11/01/19 (h)		14,400	13,536
Penn National Gaming, Inc., 8.75%, due 08/15/19		10,000	11,200
Live Nation Entertainment, Inc. 144A, 7.00%, due 09/01/20 (h)		9,625	10,010
Concho Resources, Inc., 5.50%, due 10/01/22		7,000	7,297
Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20 (h)		5,000	4,963
Health Net, Inc., 6.375%, due 06/01/17		4,185	4,373
OneBeacon US Holdings, Inc., 5.875%, due 05/15/13		3,589	3,674
Range Resources Corp., 7.25%, due 05/01/18		3,085	3,262
Encore Acquisition Co., 9.50%, due 05/01/16		2,550	2,767
Ameristar Casinos, Inc., 7.50%, due 04/15/21		2,000	2,150
Post Holdings, Inc., 144A, 7.375%, due 02/15/22 (h)		1,000	1,063
Hologic, Inc., 144A, 6.25%, due 08/01/20 (h)		250	265
CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20 (h)		250	255
Total Corporate Bonds (Cost $214,368)			223,989
ASSET BACKED SECURITIES - 0.1%
Cabela's Master Credit Card Trust, 144A, 0.771%, due 10/15/19 (g) (h) (Cost $11,450)		11,450	11,497
TOTAL FIXED INCOME - 21.4% (COST $3,830,633)			4,084,998
SHORT TERM INVESTMENTS - 9.2%
REPURCHASE AGREEMENT - 3.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.12% dated 09/28/12 due 10/01/12, repurchase price $725,316, collateralized by a Federal Home Loan Bank Bond, 2.375%, due 03/14/14, value plus accrued interest of $51,563, and by Federal National Mortgage Association Bonds, 1.250% - 4.625%, due 02/27/14 - 10/15/14, aggregate value plus accrued interest of $76,206, and by United States Treasury Notes, 0.250% - 1.875%, due 02/28/14 - 09/15/14, aggregate value plus accrued interest of $612,046 (Cost: $725,308)		725,308	725,308
CANADIAN TREASURY BILLS - 2.6%
0.87% - 1.09%, due 10/25/12 - 05/09/13 (i) (Cost $497,936)	CAD	500,000	506,755
	Par Value	Value
COMMERCIAL PAPER - 1.9%
Toyota Motor Credit, 0.13% - 0.20%, due 10/09/12 - 11/19/12 (i)	130,500	$130,487
Wellpoint, Inc., 144A, 0.25% - 0.46%, due 10/15/12 - 01/04/13 (h) (i)	118,000	117,931
BP Capital Markets PLC, 144A, 0.25% - 0.31%, due 01/02/13 - 01/18/13 (h) (i)	53,900	53,878
American Honda Finance, 0.14% - 0.16%, due 10/11/12 - 12/05/12 (i)	50,450	50,441
Medtronic, Inc., 144A, 0.16% - 0.17%, due 12/20/12 - 01/10/13 (h) (i)	19,850	19,839
Total Commercial Paper (Cost $372,564)		372,576
GOVERNMENT AND AGENCY SECURITIES - 0.5%
United States Treasury Note, 0.17%, due 07/15/13 (i) (Cost $100,642)	100,000	100,644
CORPORATE BONDS - 0.4%
Dell, Inc., 1.40%, due 09/10/13	17,880	18,032
Comcast Cable Communications Holdings, Inc., 8.375%, due 03/15/13	16,007	16,576
Wells Fargo & Co., 4.375%, due 01/31/13	13,325	13,502
Kellogg Co., 4.25%, due 03/06/13	10,169	10,333
General Mills, Inc., 5.25%, due 08/15/13	9,199	9,580
Merrill Lynch & Co., Inc., 5.45%, due 02/05/13	830	843
Total Corporate Bonds (Cost $68,909)		68,866
TOTAL SHORT TERM INVESTMENTS - 9.2% (COST $1,765,359)		1,774,149
TOTAL INVESTMENTS - 100.7% (COST $15,636,936)		19,304,770
Foreign Currencies (Cost $471) - 0.0% (c)		470
Liabilities In Excess of Other Assets - (0.7)%		(128,313)
NET ASSETS - 100.0%		$19,176,927

(a)  Non-income producing security

(b)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

(c)  Amount rounds to less than 0.1%.

(d)  Foreign domiciled corporation

(e)  Sponsored American Depositary Receipt

(f)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(g)  Floating Rate Note. Rate shown is as of September 30, 2012.

(h)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities laws.

(i)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Key to Abbreviations:

  CAD Canadian Dollar

  EUR Euro

  NOK Norwegian Krone

See accompanying Notes to Financial Statements.

oakmark.com 19

Oakmark Global Fund  September 30, 2012

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/12)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/04/99)
Oakmark Global Fund (Class I)	2.27%	14.99%	4.92%	-1.58%	11.06%	9.69%
MSCI World Index	6.71%	21.59%	7.48%	-2.15%	8.04%	2.36%
Lipper Global Funds Index[13]	5.81%	19.04%	5.82%	-2.27%	7.83%	3.37%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Oracle Corp.	4.5
Snap-on, Inc.	4.5
Credit Suisse Group*	4.1
Daiwa Securities Group, Inc.	4.0
MasterCard, Inc., Class A	3.9
Toyota Motor Corp.	3.4
Julius Baer Group, Ltd.	3.4
Discovery Communications, Inc., Class C	3.3
Laboratory Corp. of America Holdings	3.3
Square Enix Holdings Co., Ltd.	3.3

*  Includes Mandatory and Contingent Convertible Securities.

FUND STATISTICS
Ticker	OAKGX
Inception	08/04/99
Number of Equity Holdings	40
Net Assets	$2.1 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$33.8 billion
Median Market Cap	$12.7 billion
Equity Turnover (as of 9/30/12)	26%
Expense Ratio - Class I (as of 9/30/11)	1.16%
Expense Ratio - Class I (as of 9/30/12)	1.16%
SECTOR ALLOCATION	% of Net Assets
Information Technology	31.1
Industrials	21.4
Financials	14.0
Consumer Discretionary	11.7
Health Care	7.5
Materials	6.8
Energy	4.6
Consumer Staples	2.1
Short-Term Investments and Other	0.8
GEOGRAPHIC ALLOCATION
% of Equity
North America	48.5
United States	48.5
Europe	27.7
Switzerland	15.2
Germany*	5.7
Spain*	2.5
Italy*	1.8
UK	1.6
Netherlands*	0.9
% of Equity
Asia	22.1
Japan	22.1
Australasia	1.7
Australia	1.7

*  Euro currency countries comprise 10.9% of equity investments.

20 THE OAKMARK FUNDS

Oakmark Global Fund  September 30, 2012

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakgx@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakgx@oakmark.com

Quarter Review

The September quarter witnessed a strong rebound in European equity markets while Japan and the U.S. lagged. It remains to be seen whether this rebound is well-founded, as European economic and political circumstances remain challenging. The Oakmark Global Fund gained 2% in the quarter, while the MSCI World Index12 returned 7%, and the Lipper Global Fund Index13 returned 6%. The Fund's return for the calendar nine months is 9%, which contrasts to the 13% return for the MSCI World Index and 11% for the Lipper Global Fund Index. For the fiscal year, ended September 30, the returns are 15% for the Fund, 22% for the MSCI World Index, and 19% for the Lipper Global Fund Index. As always, we are most pleased to report the Fund's 10% compound annualized rate of return since inception, which compares to 2% for the MSCI World Index and 3% for the Lipper Global Fund Index for the same period.

The countries that contributed most to the Fund's quarterly return were the U.S., Switzerland, and Spain, although it should be noted that the U.S. return was weak in relative terms. Japan was the only country to detract from the Fund's return in the quarter. The five largest contributors to the Fund's return in the quarter were Snap-on (U.S.), Credit Suisse (Switzerland), Hirose Electric (Japan), Banco Santander (Spain), and Discovery Communications, Series C (U.S.). The Fund holdings that detracted most were Canon (Japan), Intel (U.S.), FedEx (U.S.), ROHM (Japan) and Omron (Japan).

For the calendar nine months, the highest contributing countries were the U.S., Germany and Switzerland, although it must be noted that none of these three stand out relative to their local markets. Australia and Japan detracted from the nine-month return. Snap-on, Discovery Communications, Oracle (all U.S.-domiciled), Daiwa Securities Group and Hirose Electric (both Japan) were the leading contributors. Square Enix (Japan), Canon, ROHM, Health Net (U.S.), and Julius Baer (Switzerland) detracted most from the nine-month return. For the Fund's fiscal year, the U.S., Switzerland and Germany were the leading contributors to return, while Japan was the only detractor. Although the U.S. return was not exceptional on a relative basis in the period, all five companies that led the contributors list were American: Snap-on, Equifax, Discovery Communications, MasterCard and Union Pacific. Detractors were ROHM, Canon, Square Enix, Health Net and Credit Suisse.

Last quarter, we wrote about Credit Suisse, which had performed poorly in that period. We noted that the Swiss National Bank was pressuring the company to increase its balance sheet strength even though Credit Suisse was likely to satisfy regulatory capital requirements well into the future. Credit Suisse chose to issue new equity in the September quarter, and somewhat surprisingly the stock responded with a strong gain. We always find equity issuances at low valuations to be troubling because they dilute the intrinsic value per share of pre-issuance shareholders. Nevertheless, this issuance, timed with a strong rebound in the Swiss stock market, seems to have had a salutary effect.

Another Swiss holding of interest in the quarter was Julius Baer Group. Julius Baer formally announced the acquisition of Bank of America's International Wealth Management (IWM) business for CHF 1.5 billion, the amount investors expected. The valuation is very attractive at only 9.5x earnings, assuming Baer retains approximately 90% of IWM's assets under management and achieves its synergy targets. However, there are some risks to the deal. First, IWM is currently operating at a loss and needs to improve profitability. We believe this risk to be limited given Baer's track record of successfully integrating past acquisitions. Second, the transaction could take 12 to 18 months to complete, which is longer than investors had expected. While many of the assets are in legal entities that can transition quickly, approximately half are tied to individual bankers. Baer's management will need to attract each of these bankers individually to integrate these assets. Although this method produces some uncertainty, a positive aspect is that the pricing of the entire deal is variable and predicated on retaining assets.

Investor anxiety over the unclear elements surrounding this acquisition weighed on Baer's stock price. Although we also believe that it will take time to determine the total cost and scale of the deal, we find IWM's geographic footprint very attractive. In our view, the acquisition price is reasonable, and considering that Baer's management team has a history of success when it comes to acquisitions, we believe that IWM will be even more valuable under the Julius Baer brand.

Portfolio Activity

Our trading activity in the quarter was comparatively modest, so country allocations did not change substantively. The Fund's largest overweight countries, when compared to the MSCI World Index, continue to be Japan, Switzerland, Germany, Spain and Italy. Because the Fund holds a relatively limited number of companies and is value-oriented, it does not hold positions in many countries represented in the MSCI World Index. The largest underweights include the U.K., Canada and the U.S. While it may not be obvious to U.S. residents, the U.S. stock market has meaningfully outperformed most peers over the past few years, resulting in the U.S. weight in the MSCI World Index growing to 54%. In the Fund, the U.S. is by far the largest allocation at 49%, but this is still well below the Index weight. As we've often said, we do not invest the Fund against the benchmark but attempt to select the most attractive securities based on our understanding of their intrinsic value per share. The Fund's prospectus guidelines give us considerable flexibility to go wherever our understanding of value takes us.

During the past quarter we initiated one new position, Devon Energy (U.S.) and exited our investment in Assa Abloy

oakmark.com 21

Oakmark Global Fund  September 30, 2012

Portfolio Manager Commentary (continued)

(Sweden). Assa Abloy performed well for the Fund, and its sale primarily reflects our recognition that other opportunities were more attractive.

Devon Energy is an independent energy company with exploration and production operations in the U.S. and Canada. The company reported proved reserves of 3 billion barrels of oil equivalent and drilled almost 2,500 gross wells in 2011. It holds roughly 13 million net acres, of which roughly two-thirds are undeveloped. Devon Energy also produces more than 3% of all the natural gas consumed in North America each day. Although the market perceives Devon Energy as mainly a natural gas company, approximately 40% of its reserve base and 80% of its revenues come from sales of oil and natural gas liquids (such as propane, butane and ethane). We think this will provide Devon the advantage of maintaining cash flows and growing per-share value even when natural gas prices are depressed. During the past few years, management intensified its focus on increasing shareholder value. John Richels, elected president and chief executive officer in June 2010, has improved Devon Energy's capital allocation strategy and strengthened its balance sheet. As evidence, Devon divested some of its international and Gulf of Mexico operations and used about half of the proceeds to repurchase shares and the other half to reduce net debt. In our opinion, both uses enhanced shareholder value. In addition, despite the reduction of assets, the company's proved reserves have grown subsequent to these sales. Devon and Sumitomo Corporation recently entered into a joint venture in which Sumitomo will invest $1.4 billion and receive 30% interest in approximately 650,000 of Devon's net acres. This partnership will result in the drilling of approximately 40 additional gross wells in the Permian Basin, and Sumitomo will pay 79% of the overall drilling and completion costs during the carry period. We think this joint venture may also be a value-enhancing activity. In our view, Devon Energy is a high-quality company with strong fundamentals and a management team that is working effectively for the benefit of investors.

We continue to believe that the U.S. dollar is undervalued relative to other global currencies. As of quarter end, approximately 60% of the Fund's Australian dollar, 60% of the Japanese yen and 35% of the Swiss franc exposures were hedged. After the sale of Assa Abloy during the quarter, we no longer had exposure to the Swedish krona, so we closed the hedge.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

22 THE OAKMARK FUNDS

Oakmark Global Fund  September 30, 2012

Schedule of Investments (in thousands)

	Shares	Value
EQUITY AND EQUIVALENTS - 99.2%
INFORMATION TECHNOLOGY - 31.1%
SOFTWARE & SERVICES - 11.7%
Oracle Corp. (United States) Systems Software	3,004	$94,583
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	180	81,041
Square Enix Holdings Co., Ltd. (Japan) Home Entertainment Software	4,558	69,564
		245,188
TECHNOLOGY HARDWARE & EQUIPMENT - 10.5%
Hirose Electric Co., Ltd. (Japan) Electronic Components	560	62,755
Canon, Inc. (Japan) Office Electronics	1,924	61,515
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,796	61,082
OMRON Corp. (Japan) Electronic Components	1,841	35,376
		220,728
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.9%
Texas Instruments, Inc. (United States) Semiconductors	2,136	58,844
Intel Corp. (United States) Semiconductors	2,558	58,020
Applied Materials, Inc. (United States) Semiconductor Equipment	3,580	39,972
ROHM Co., Ltd. (Japan) Semiconductors	843	28,395
		185,231
		651,147
INDUSTRIALS - 21.4%
CAPITAL GOODS - 9.2%
Snap-on, Inc. (United States) Industrial Machinery	1,301	93,496
Rheinmetall AG (Germany) Industrial Conglomerates	1,140	53,192
Fiat Industrial SPA (Italy) Construction & Farm Machinery & Heavy Trucks	3,722	36,377
Smiths Group PLC (UK) Industrial Conglomerates	628	10,511
		193,576
TRANSPORTATION - 6.6%
FedEx Corp. (United States) Air Freight & Logistics	804	68,043
Union Pacific Corp. (United States) Railroads	357	42,340
Kuehne + Nagel International AG (Switzerland) Marine	247	27,846
		138,229
	Shares	Value
COMMERCIAL & PROFESSIONAL SERVICES - 5.6%
Equifax, Inc. (United States) Research & Consulting Services	1,474	$68,654
Adecco SA (Switzerland) Human Resource & Employment Services	1,025	48,767
		117,421
		449,226
FINANCIALS - 14.0%
DIVERSIFIED FINANCIALS - 11.5%
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	22,141	84,263
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,053	71,591
Credit Suisse Group (Switzerland) Diversified Capital Markets	3,295	69,830
Credit Suisse Group (Guernsey) V Limited Subordinated Mandatory and Contingent Convertible Securities, 4.00%, due 03/29/13 (Switzerland) (b)(c) Diversified Capital Markets	11,422	15,108
		240,792
BANKS - 2.5%
Banco Santander SA (Spain) (a) Diversified Banks	7,055	52,538
		293,330
CONSUMER DISCRETIONARY - 11.7%
AUTOMOBILES & COMPONENTS - 6.5%
Toyota Motor Corp. (Japan) Automobile Manufacturers	1,839	71,653
Daimler AG (Germany) Automobile Manufacturers	1,330	64,379
		136,032
MEDIA - 5.2%
Discovery Communications, Inc., Class C (United States) (a) Broadcasting	1,252	70,187
Live Nation Entertainment, Inc. (United States) (a) Movies & Entertainment	4,497	38,722
		108,909
		244,941
HEALTH CARE - 7.5%
HEALTH CARE EQUIPMENT & SERVICES - 7.5%
Laboratory Corp. of America Holdings (United States) (a) Health Care Services	758	70,120
Tenet Healthcare Corp. (United States) (a) Health Care Facilities	8,045	50,440
Health Net, Inc. (United States) (a) Managed Health Care	1,657	37,302
		157,862

See accompanying Notes to Financial Statements.

oakmark.com 23

Oakmark Global Fund  September 30, 2012

Schedule of Investments (in thousands) (continued)

	Shares	Value
EQUITY AND EQUIVALENTS - 99.2% (continued)
MATERIALS - 6.8%
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	4,230	$46,882
International Flavors & Fragrances, Inc. (United States) Specialty Chemicals	684	40,741
Incitec Pivot, Ltd. (Australia) Fertilizers & Agricultural Chemicals	11,539	35,667
Akzo Nobel NV (Netherlands) Diversified Chemicals	347	19,616
		142,906
ENERGY - 4.6%
Apache Corp. (United States) Oil & Gas Exploration & Production	434	37,502
Devon Energy Corp. (United States) Oil & Gas Exploration & Production	488	29,542
Cimarex Energy Co. (United States) Oil & Gas Exploration & Production	483	28,266
		95,310
CONSUMER STAPLES - 2.1%
FOOD, BEVERAGE & TOBACCO - 2.1%
Diageo PLC (UK) Distillers & Vintners	796	22,359
Nestle SA (Switzerland) Packaged Foods & Meats	349	21,974
		44,333
TOTAL EQUITY AND EQUIVALENTS - 99.2% (COST $1,948,043)		2,079,055
	Par Value	Value
SHORT TERM INVESTMENT - 0.4%
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.12% dated 09/28/12 due 10/01/12, repurchase price $8,306, collateralized by a United States Treasury Bond, 4.500%, due 11/15/15, value plus accrued interest of $8,476 (Cost: $8,306)	8,306	8,306
TOTAL SHORT TERM INVESTMENTS - 0.4% (COST $8,306)		8,306
TOTAL INVESTMENTS - 99.6% (COST $1,956,349)		2,087,361
Other Assets In Excess of Liabilities - 0.4%		8,476
TOTAL NET ASSETS - 100.0%		$2,095,837

(a)  Non-income producing security

(b)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(c)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities laws.

See accompanying Notes to Financial Statements.

24 THE OAKMARK FUNDS

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oakmark.com 25

Oakmark Global Select Fund  September 30, 2012

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Return (as of 09/30/12)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	Since Inception (10/02/06)
Oakmark Global Select Fund (Class I)	3.28%	16.97%	7.11%	2.15%	4.38%
MSCI World Index	6.71%	21.59%	7.48%	-2.15%	1.37%
Lipper Global Funds Index[13]	5.81%	19.04%	5.82%	-2.27%	1.28%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Credit Suisse Group	6.1
Comcast Corp., Class A	5.8
Daimler AG	5.6
JPMorgan Chase & Co.	5.5
Capital One Financial Corp.	5.4
Daiwa Securities Group, Inc.	5.4
Canon, Inc.	5.4
Liberty Interactive Corp., Class A	5.1
Medtronic, Inc.	5.0
FedEx Corp.	4.9
FUND STATISTICS
Ticker	OAKWX
Inception	10/02/06
Number of Equity Holdings	20
Net Assets	$555.8 million
Benchmark	MSCI World Index
Weighted Average Market Cap	$45.5 billion
Median Market Cap	$27.3 billion
Equity Turnover (as of 9/30/12)	36%
Expense Ratio - Class I (as of 9/30/11)	1.24%
Expense Ratio - Class I (as of 9/30/12)	1.23%
SECTOR ALLOCATION	% of Net Assets
Consumer Discretionary	25.6
Financials	22.5
Information Technology	22.0
Industrials	16.5
Health Care	5.0
Energy	4.8
Short-Term Investments and Other	3.6
GEOGRAPHIC ALLOCATION
% of Equity
North America	50.1
United States	45.2
Canada	4.9
Europe	33.7
Switzerland	18.7
Germany*	5.8
France*	4.6
Italy*	4.6
% of Equity
Asia	16.2
Japan	16.2

*  Euro currency countries comprise 15.0% of equity investments.

26 THE OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2012

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 17% for the year ended September 30, 2012, underperforming the MSCI World Index's12 22% return. For the latest quarter and calendar year to date, respectively, the Fund was up 3% and 12%, while the MSCI World Index returned 7% and 13%. The Fund has returned an average of 4% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 1% over the same period.

The top contributor to performance for the past 12 months was Comcast, the largest cable provider in the U.S., returning 71%. The company's business services, broadband units and recently acquired NBC assets have enjoyed strong results. We continue to like Comcast's positioning as both the largest system operator (video, internet and digital phone services) and a large producer of content. Its cable business has considerable scale advantages and continues to thrive despite growing availability of video via the Internet. Over the past year management has returned more capital to shareholders, which we applaud, by boosting its dividend 44% and announcing a new $6.5 billion share-repurchase authorization. We believe Comcast is poised to continue providing good returns for our shareholders.

ROHM, a Japanese-based semiconductor manufacturer, was the top detractor for the year, falling 34%. Share prices fell the most during the second quarter of 2012 after ROHM released fiscal year results that showed a year-over-year sales decline of approximately 11% and an operating profit decline of approximately 81%. Most of ROHM's troubles revolve around its failure to expand its customer base outside of Japan. Historically ROHM's management focused on Japanese consumer electronics companies because of proximity and ease of communication. However, ROHM's new president and previous head of overseas sales, Satoshi Sawaura, has prioritized overseas expansion. We think that investing in overseas offices to get closer to clients is a very positive move. For example, ROHM's backlog for chips used in automobiles has been growing, and the recent Thai floods caused more non-Japanese auto companies to approach ROHM for potential business. ROHM was sold from this highly concentrated Fund during the quarter, though it remained in the more diversified Oakmark International and Oakmark Global.

There was a flurry of trading activity during the quarter. In addition to ROHM, we sold our positions in Diageo, Nestle and SAP and added four new names to the portfolio. Since there are so many new names in the portfolio, we would like to familiarize our shareholders with the new holdings by providing an overview of each name below.

Canon is a Japan-based professional and consumer imaging solutions company and patent-holder of digital imaging technologies. The company's products also include business office equipment, semiconductor manufacturing equipment, television broadcast lenses and devices used for eye examinations.

We think that Canon is an attractive investment due to its formidable technological innovation and strength. The company holds several patents for the products it manufactures, giving the firm a measure of exclusivity. Over the past 10 years, Canon has consistently ranked second or third each year among the top 10 corporations awarded U.S. patents. The firm enjoys an original equipment manufacturer relationship with Hewlett-Packard that has spanned 25 years. Over the past few years, Canon has been Hewlett-Packard's sole source for printers and Laser Beam Printers (used primarily by businesses). In addition to its core products, Canon also sells the related consumables, resulting in considerable supplemental cash flow. Management has repurchased almost 13% of outstanding shares since 2005, and plans are in place to continue stock repurchases.

Fiat Industrial was spun off from Fiat SpA in January 2011 and currently consists of three main divisions: Iveco, FPT Industrial and Case New Holland Global (CNH). Iveco makes trucks and commercial vehicles, mostly in Western Europe and Latin America. FPT Industrial is an engine manufacturer for CNH, Iveco and other non-captive clients. CNH is second in the world among agricultural equipment companies, behind Deere, and the fifth-largest construction equipment company. While Fiat Industrial currently owns just under 90% of CNH, Fiat Industrial's management just announced it is pursuing a full merger with the company. We believe CNH is strong and is well-positioned to benefit from global food consumption growth. In our view, this merger will provide Fiat Industrial with several advantages, including improved utilization of FPT technology with CNH, a more efficient capital structure along with significant net interest expense savings, better integration of financial services, increased scale in emerging markets and more flexibility to pursue strategic actions. We also think that based on these expected advantages, this merger is very good news for Fiat Industrial shareholders. The economic distress enveloping Italy has depressed the stock prices of many choice companies domiciled there, enabling us to purchase shares of Fiat Industrial at what we view as an extreme discount. Fiat Industrial is an internationally diversified company that generates only a fraction of its sales and profits in Italy and less than 25% of its sales in Western Europe.

Kuehne + Nagel is one of the world's leading freight forwarders and is a high-growth, high-return, cash-generating business. As a freight forwarder, it benefits directly from expanding global trade, which has been on the rise over the past 20-plus years. In our view, Kuehne + Nagel has the best global operating assets in its industry and is employing an effective business model. Currently, the company holds the leading market position for ocean shipping operations, is second in air operations and has a true global warehouse network. Importantly, its air and ocean volumes had a compound annual growth rate since 2000 of 12% and 18%, respectively, and it also generates healthy operating returns on assets. We believe that Kuehne + Nagel's

oakmark.com 27

Oakmark Global Select Fund  September 30, 2012

Portfolio Manager Commentary (continued)

management team is one of the best in its sector. The company has gained market share in both its air and ocean businesses for the past 10 years, which in our view demonstrates management's extensive expertise.

PPR, a French consumer discretionary company, is the world's third-largest luxury group (behind LVMH & Richemont) and owns a 99% stake in exclusive Italian company Gucci Group. Other elite brands include Alexander McQueen, Bottega Veneta, Stella McCartney and Yves Saint Laurent, among others. PPR's management has been divesting businesses that add little value and is working to strengthen market presence for its core and, in our view, its higher quality Luxury and Sport & Lifestyle divisions. One of the company's premier brands, Gucci Group, appears to us to be considerably underappreciated. Sales channels for Gucci products have been expanded, as Gucci goods are now available at several mass retail operations as well as through direct distribution. Demand for Gucci merchandise has been surging in China and other emerging markets, which has significantly improved PPR's competitive position in these high growth regions. PPR's other luxury brands are also particularly well-positioned with a strong presence in the Leather and Shoes trade, which is the fastest growing (and one of the highest margin) segments of the luxury sector. Additionally, the company's Sport & Lifestyle group, which already houses the well-known PUMA brand, recently acquired the Cobra Golf and Volcom names. We believe these additions will provide ongoing added value. Lastly, management has a significant vested interest in growing shareholder value, as insiders own approximately 40% of the company's shares.

Geographically, 45% of the Fund's assets were invested in U.S.-domiciled companies as of September 30, while approximately 34% was allocated to equities in Europe and 16% to Japan. The remaining assets were invested in Canadian stocks.

Due to the U.S. dollar's weakness relative to other global currencies, we currently hedge two underlying foreign currencies, the Japanese yen and the Swiss franc.

We have built a fund of what we feel are undervalued companies that trade at attractive prices and that are run by management teams who focus on building shareholder value. We believe that the Fund is well-positioned to generate favorable long-term results for our fellow shareholders. We thank you for your continued support and confidence.

28 THE OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2012

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.4%
CONSUMER DISCRETIONARY - 25.6%
AUTOMOBILES & COMPONENTS - 10.3%
Daimler AG (Germany) Automobile Manufacturers	640	$30,986
Toyota Motor Corp. (Japan) Automobile Manufacturers	685	26,684
		57,670
RETAILING - 9.5%
Liberty Interactive Corp., Class A (United States) (a) Catalog Retail	1,520	28,120
PPR (France) Department Stores	161	24,673
		52,793
MEDIA - 5.8%
Comcast Corp., Class A (United States) Cable & Satellite	924	32,155
		142,618
FINANCIALS - 22.5%
DIVERSIFIED FINANCIALS - 22.5%
Credit Suisse Group (Switzerland) Diversified Capital Markets	1,606	34,033
JPMorgan Chase & Co. (United States) Other Diversified Financial Services	755	30,562
Capital One Financial Corp. (United States) Consumer Finance	530	30,215
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	7,913	30,115
		124,925
INFORMATION TECHNOLOGY - 22.0%
TECHNOLOGY HARDWARE & EQUIPMENT - 13.8%
Canon, Inc. (Japan) Office Electronics	931	29,752
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	774	26,320
Dell, Inc. (United States) Computer Hardware	2,096	20,667
		76,739
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.2%
Texas Instruments, Inc. (United States) Semiconductors	890	24,519
Intel Corp. (United States) Semiconductors	937	21,251
		45,770
		122,509
	Shares	Value
INDUSTRIALS - 16.5%
TRANSPORTATION - 8.7%
FedEx Corp. (United States) Air Freight & Logistics	320	$27,078
Kuehne + Nagel International AG (Switzerland) Marine	188	21,184
		48,262
CAPITAL GOODS - 4.4%
Fiat Industrial SPA (Italy) Construction & Farm Machinery & Heavy Trucks	2,521	24,637
COMMERCIAL & PROFESSIONAL SERVICES - 3.4%
Adecco SA (Switzerland) Human Resource & Employment Services	397	18,875
		91,774
HEALTH CARE - 5.0%
HEALTH CARE EQUIPMENT & SERVICES - 5.0%
Medtronic, Inc. (United States) Health Care Equipment	642	27,683
ENERGY - 4.8%
Cenovus Energy, Inc. (Canada) Integrated Oil & Gas	760	26,486
TOTAL COMMON STOCKS - 96.4% (COST $514,784)		535,995
	Par Value	Value
SHORT TERM INVESTMENTS - 2.2%
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.12% dated 09/28/12 due 10/01/12, repurchase price $12,033, collateralized by a United States Treasury Note, 1.500%, due 07/31/16, value plus accrued interest of $12,275, (Cost: $12,033)	12,033	12,033
TOTAL SHORT TERM INVESTMENTS - 2.2% (COST $12,033)		12,033
TOTAL INVESTMENTS - 98.6% (COST $526,817)		548,028
Other Assets In Excess of Liabilities - 1.4%		7,799
TOTAL NET ASSETS - 100.0%		$555,827

(a)  Non-income producing security

See accompanying Notes to Financial Statements.

oakmark.com 29

Oakmark International Fund  September 30, 2012

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/12)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (09/30/92)
Oakmark International Fund (Class I)	8.18%	17.40%	5.77%	-0.11%	10.75%	9.80%
MSCI World ex U.S. Index	7.30%	13.76%	2.50%	-4.84%	8.66%	5.86%
MSCI EAFE Index[15]	6.92%	13.75%	2.12%	-5.24%	8.20%	5.54%
Lipper International Funds Index[16]	7.08%	17.10%	3.02%	-4.25%	8.81%	6.76%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Credit Suisse Group*	4.4
Daimler AG	3.6
Daiwa Securities Group, Inc.	3.5
Canon, Inc.	3.3
Lloyds Banking Group PLC	3.3
Toyota Motor Corp.	3.2
BNP Paribas SA	3.0
Allianz SE	3.0
Intesa Sanpaolo SPA	2.9
Schroders PLC	2.8

*  Includes Mandatory and Contingent Convertible Securities.

FUND STATISTICS
Ticker	OAXIX
Inception	09/30/92
Number of Equity Holdings	53
Net Assets	$9.2 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$34.1 billion
Median Market Cap	$13.6 billion
Equity Turnover (as of 9/30/12)	38%
Expense Ratio - Class I (as of 9/30/11)	1.06%
Expense Ratio - Class I (as of 9/30/12)	1.06%
SECTOR ALLOCATION	% of Net Assets
Financials	29.1
Consumer Discretionary	20.4
Industrials	17.0
Information Technology	9.9
Materials	8.7
Consumer Staples	7.0
Health Care	4.1
Short-Term Investments and Other	3.8
GEOGRAPHIC ALLOCATION
% of Equity
Europe	70.0
Switzerland	18.3
UK	15.8
France*	8.9
Germany*	8.5
Netherlands*	6.4
Italy*	5.5
Spain*	2.8
Ireland*	2.0
Sweden	1.8
% of Equity
Asia	23.8
Japan	23.8
Australasia	3.9
Australia	3.9
North America	2.0
Canada	2.0
Latin America	0.3
Mexico	0.3

*  Euro currency countries comprise 34.1% of equity investments.

30 THE OAKMARK FUNDS

Oakmark International Fund  September 30, 2012

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund returned 17% for the 12 months ended September 30, 2012, comparing favorably to the MSCI World ex U.S. Index,14 which returned 14%. The Fund has returned an average of 10% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 6% per year over the same period.

Lloyds Banking Group, the dominant retail bank in the U.K., was the top contributor to performance for the past 12 months. We initiated our Lloyds position in December 2011 when uncertainty about macroeconomic conditions, as well as about Lloyds's management succession, caused shares to fall 64% over the course of the year. Share prices have rebounded and the stock has returned 65% since our initial purchase. The new CEO, Antonio Osorio, is more focused on cost efficiency and risk controls than previous leaders and is focused on disposing of non-core assets. The HBOS integration continues. We expect credit costs to come down as Lloyds works through its HBOS book. We continue to believe that this integration affords significant opportunities for cost improvements, although it will be some time before they are realized. We believe Lloyd's strong deposit franchise is being significantly undervalued by the market in today's extremely low interest rate environment. Lloyds has very little exposure to PIIGS (Portugal, Ireland, Italy, Greece and Spain) and we believe it is a great investment for our shareholders.

ASSA ABLOY, the world's largest manufacturer of locks, security doors and access control systems, was another top contributor for the fiscal year ending September 30, returning 59%. Despite a slowdown in the European economy, ASSA is experiencing stable demand through much of Europe, although demand in Italy and Spain is weakening. ASSA has recently increased its focus on R&D, both through internal growth and through acquisitions. Over the past year, many of the company's acquisitions have focused on door systems. Emerging market penetration continues and now makes up close to 25% of the company's sales. We expect ASSA to use cash to keep the innovation cycle turning, either through technology innovation or via acquisitions.

ROHM, a Japanese-based semiconductor manufacturer, was the top detractor for the year, falling 35%. Share prices fell the most during the second quarter of 2012 after ROHM released fiscal year results that showed a year-over-year sales decline of approximately 11% and an operating profit decline of approximately 81%. Most of ROHM's troubles revolve around its failure to expand its customer base outside of Japan. Historically ROHM's management focused on Japanese consumer electronics companies because of proximity and ease of communication. However, ROHM's new president and previous head of overseas sales, Satoshi Sawaura, has made overseas expansion a priority. We think that investing in overseas offices to get closer to clients is a very positive move. For example, ROHM's backlog for chips used in automobiles has been growing, and the recent Thai floods caused more non-Japanese auto companies to approach ROHM for potential business. Management also seems to be more focused on shareholder value and is considering a share buyback, especially because of the weak share price. With the overseas expansion, potential share buyback, and very solid balance sheet ROHM is, in our view, attractively priced. We remain confident about ROHM's long-term risk-reward profile.

Canon, a Japanese professional and consumer imaging solutions company, also detracted from performance for the year, falling 28%. Investors reacted negatively to depressed first-quarter sales, which were primarily a result of a 9% sales decrease in Canon's office segment. The lower sales figures also prompted the company to reduce earnings guidance. Additionally, the strong yen continues to negatively impact margins. However, Canon announced it will release its first mirrorless camera later this year. We expect the new product will finally allow Canon to successfully compete with other companies who already have products in this category. Canon has also continued its share buyback program, and it has repurchased almost 13% of outstanding shares since 2005. We believe Canon is an attractive investment due to its formidable technological innovation and strength. The company holds several patents for the products it manufactures, giving the firm a measure of exclusivity. We think that Canon remains a good investment opportunity for our shareholders.

We made only a few changes to the portfolio during the quarter. We sold our position in G4S, and we added FANUC to the Fund. FANUC is the world's largest maker of computer numerically controlled equipment, which is necessary to automate machine tools in various manufacturing processes.

Geographically we ended the quarter with 70% of our holdings in Europe, 24% in Japan, 4% in Australia and the remainder in North America.

The U.S. dollar remains undervalued compared to many global currencies. We continue to hedge the portfolio defensively and currently have hedging positions on a portion of the Fund's Australian dollar, Japanese yen, Swiss franc and Swedish krona exposures.

We continue to adhere to a long-term value philosophy that we believe has enabled us to build a portfolio of high quality names trading at discounts to our estimate of intrinsic value. We thank you, our shareholders, for your continued support.

oakmark.com 31

Oakmark International Fund  September 30, 2012

Schedule of Investments (in thousands)

	Shares	Value
EQUITY AND EQUIVALENTS - 96.2%
FINANCIALS - 29.1%
BANKS - 13.6%
Lloyds Banking Group PLC (UK) (a) Diversified Banks	492,510	$308,817
BNP Paribas SA (France) Diversified Banks	5,862	278,570
Intesa Sanpaolo SPA (Italy) Diversified Banks	174,033	264,568
Banco Santander SA (Spain) (a) Diversified Banks	33,152	246,879
Bank of Ireland (Ireland) (a) Diversified Banks	1,264,036	157,562
		1,256,396
DIVERSIFIED FINANCIALS - 10.7%
Credit Suisse Group (Switzerland) Diversified Capital Markets	15,698	332,644
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	84,551	321,779
Schroders PLC (UK) Asset Management & Custody Banks	10,449	256,120
Credit Suisse Group (Guernsey) V Limited Subordinated Mandatory and Contingent Convertible Securities, 4.00%, due 03/29/13 (Switzerland) (b)(c) Diversified Capital Markets	56,535	74,779
Schroders PLC, Non-Voting (UK) Asset Management & Custody Banks	31	600
		985,922
INSURANCE - 4.8%
Allianz SE (Germany) Multi-line Insurance	2,338	278,134
Willis Group Holdings PLC (UK) Insurance Brokers	4,483	165,516
		443,650
		2,685,968
CONSUMER DISCRETIONARY - 20.4%
AUTOMOBILES & COMPONENTS - 9.5%
Daimler AG (Germany) Automobile Manufacturers	6,903	334,115
Toyota Motor Corp. (Japan) Automobile Manufacturers	7,680	299,154
Honda Motor Co., Ltd. (Japan) Automobile Manufacturers	7,913	243,048
		876,317
MEDIA - 5.2%
Publicis Groupe SA (France) Advertising	3,926	219,731
Thomson Reuters Corp. (Canada) Publishing	6,220	179,820
Reed Elsevier PLC (UK) Publishing	6,210	59,364
Grupo Televisa SAB (Mexico) (d) Broadcasting	935	21,972
		480,887
	Shares	Value
RETAILING - 3.9%
PPR (France) Department Stores	1,469	$225,396
Signet Jewelers, Ltd. (UK) Specialty Stores	2,681	130,730
		356,126
CONSUMER DURABLES & APPAREL - 1.8%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	2,788	167,185
		1,880,515
INDUSTRIALS - 17.0%
CAPITAL GOODS - 9.3%
Fiat Industrial SPA (Italy) Construction & Farm Machinery & Heavy Trucks	23,031	225,077
Koninklijke (Royal) Philips Electronics NV (Netherlands) Industrial Conglomerates	8,851	206,485
Assa Abloy AB, Class B (Sweden) Building Products	4,011	130,167
Wolseley PLC (UK) Trading Companies & Distributors	2,675	114,124
Smiths Group PLC (UK) Industrial Conglomerates	5,227	87,528
FANUC Corp. (Japan) Industrial Machinery	275	44,249
Atlas Copco AB, Series B (Sweden) Industrial Machinery	1,581	33,070
Geberit AG (Switzerland) Building Products	95	20,548
		861,248
COMMERCIAL & PROFESSIONAL SERVICES - 5.4%
Adecco SA (Switzerland) Human Resource & Employment Services	5,305	252,488
Secom Co., Ltd. (Japan) Security & Alarm Services	2,947	153,710
Meitec Corp. (Japan) (e) Research & Consulting Services	2,846	64,836
Experian Group, Ltd. (Ireland) Research & Consulting Services	1,426	23,695
		494,729
TRANSPORTATION - 2.3%
Kuehne + Nagel International AG (Switzerland) Marine	1,920	216,747
		1,572,724

See accompanying Notes to Financial Statements.

32 THE OAKMARK FUNDS

Oakmark International Fund  September 30, 2012

Schedule of Investments (in thousands) (continued)

	Shares	Value
EQUITY AND EQUIVALENTS - 96.2% (continued)
INFORMATION TECHNOLOGY - 9.9%
TECHNOLOGY HARDWARE & EQUIPMENT - 5.9%
Canon, Inc. (Japan) Office Electronics	9,660	$308,844
OMRON Corp. (Japan) (e) Electronic Components	12,589	241,978
		550,822
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
ROHM Co., Ltd. (Japan) (e) Semiconductors	6,513	219,315
SOFTWARE & SERVICES - 1.6%
SAP AG (Germany) Application Software	2,043	144,648
		914,785
MATERIALS - 8.7%
Amcor, Ltd. (Australia) Paper Packaging	26,688	214,824
Holcim, Ltd. (Switzerland) Construction Materials	2,793	177,904
Givaudan SA (Switzerland) Specialty Chemicals	148	140,162
Akzo Nobel NV (Netherlands) Diversified Chemicals	2,409	136,172
Orica, Ltd. (Australia) Commodity Chemicals	5,090	131,315
		800,377
CONSUMER STAPLES - 7.0%
FOOD, BEVERAGE & TOBACCO - 4.5%
Heineken Holdings NV (Netherlands) Brewers	2,570	124,840
Diageo PLC (UK) Distillers & Vintners	4,068	114,274
Nestle SA (Switzerland) Packaged Foods & Meats	1,745	110,006
Danone SA (France) Packaged Foods & Meats	1,090	67,108
		416,228
FOOD & STAPLES RETAILING - 2.5%
Tesco PLC (UK) Food Retail	24,714	132,494
Koninklijke Ahold NV (Netherlands) Food Retail	7,656	95,888
		228,382
		644,610
	Shares	Value
HEALTH CARE - 4.1%
HEALTH CARE EQUIPMENT & SERVICES - 2.3%
Olympus Corp. (Japan) (a) Health Care Equipment	11,034	$214,915
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.8%
Novartis AG (Switzerland) Pharmaceuticals	1,825	111,686
GlaxoSmithKline PLC (UK) Pharmaceuticals	1,461	33,666
Roche Holding AG (Switzerland) Pharmaceuticals	118	22,119
		167,471
		382,386
TOTAL EQUITY AND EQUIVALENTS - 96.2% (COST $8,467,743)		8,881,365
	Par Value	Value
SHORT TERM INVESTMENTS - 3.3%
REPURCHASE AGREEMENT - 3.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.12% dated 09/28/12 due 10/01/12, repurchase price $309,185, collateralized by a United States Treasury Note, 1.250%, due 10/31/15, value plus accrued interest of $315,371 (Cost: $309,182)	309,182	309,182
TOTAL SHORT TERM INVESTMENTS - 3.3% (COST $309,182)		309,182
TOTAL INVESTMENTS - 99.5% (COST $8,776,925)		9,190,547
Other Assets In Excess of Liabilities - 0.5%		44,393
TOTAL NET ASSETS - 100.0%		$9,234,940

(a)  Non-income producing security

(b)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(c)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities laws.

(d)  Sponsored American Depositary Receipt

(e)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

See accompanying Notes to Financial Statements.

oakmark.com 33

Oakmark International Small Cap Fund  September 30, 2012

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/12)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark International Small Cap Fund (Class I)	3.65%	13.15%	5.03%	-1.87%	12.34%	9.57%
MSCI World ex U.S. Small Cap Index	8.58%	12.82%	5.68%	-2.62%	11.55%	N/A
MSCI World ex U.S. Index[14]	7.30%	13.76%	2.50%	-4.84%	8.66%	4.79%
Lipper International Small Cap Funds Index[18]	7.63%	16.83%	7.31%	-2.79%	12.64%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Julius Baer Group, Ltd.	3.8
Atea ASA	3.5
Hirose Electric Co., Ltd.	3.4
Incitec Pivot, Ltd.	2.9
Goodman Fielder, Ltd.	2.8
Rheinmetall AG	2.6
Kansai Paint Co., Ltd.	2.6
BBA Aviation PLC	2.5
Myer Holdings, Ltd.	2.4
Square Enix Holdings Co., Ltd.	2.4
FUND STATISTICS
Ticker	OAKEX
Inception	11/01/95
Number of Equity Holdings	55
Net Assets	$1.5 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$2.3 billion
Median Market Cap	$1.4 billion
Equity Turnover (as of 9/30/12)	33%
Expense Ratio - Class I (as of 9/30/11)	1.38%
Expense Ratio - Class I (as of 9/30/12)	1.41%
SECTOR ALLOCATION	% of Net Assets
Industrials	27.2
Information Technology	19.7
Consumer Discretionary	17.7
Materials	10.7
Financials	10.6
Consumer Staples	7.4
Health Care	1.6
Energy	0.2
Short-Term Investments and Other	4.9
GEOGRAPHIC ALLOCATION
% of Equity
Europe	56.0
UK	17.4
Switzerland	13.4
Italy*	6.4
Germany*	5.9
France*	3.8
Norway	3.7
Greece*	2.3
Netherlands*	1.8
Finland*	1.0
Sweden	0.3
% of Equity
Asia	28.2
Japan	28.2
Australasia	11.8
Australia	10.7
New Zealand	1.1
Middle East	2.0
Israel	2.0
North America	2.0
US	2.0

*  Euro currency countries comprise 21.2% of equity investments.

34 THE OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2012

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned 4% for the quarter ended September 30, 2012, compared to 9% for the MSCI World ex U.S. Small Cap Index.17 For the fiscal year ended September 30, the Fund returned 13.2%, outperforming the MSCI World ex U.S. Small Cap Index, which returned 12.8%.

The top-performing stock for the one-year period was German-based Duerr AG. Duerr is the world's largest paint-shop designer for the automotive industry. Duerr designs and constructs fully automatic paint finishing plants, final assembly systems, and air purifiers in Europe, North and South America, and Asia. The company has experienced a surge in demand due to investment in emerging markets (59% of incoming orders in the past 12 months). As a result, Duerr has raised earnings guidance multiple times this year, and margins have improved in all of the company's divisions. We recently met with company management, and we believe Duerr will continue to benefit from this trend. We also believe that they will be able to be more selective in the orders they take going forward, which should further boost profitability.

For the recent quarter, Altran Technologies was the Fund's top-performing stock. Headquartered in France, Altran is the largest engineering outsourcing firm in Europe. Its main client industries are aerospace, defense and telecommunications. We first purchased the stock in January 2012 just after a new management team had taken over. Since this time, the management team has worked to turn the company around by selling non-core assets, reducing indirect costs and improving free cash flow conversion. We see potential for additional initiatives and improved profitability. Altran is looking at several small acquisitions to strengthen its international operations, which we believe would further enhance value.

The largest detractor from performance for the year was Japanese temporary staffing firm Pasona Group. Pasona has struggled with large profit declines due largely to a sluggish Japanese temporary staffing market. We believe the outplacement business may improve as major manufacturers in Japan focus on restructuring efforts. However, the road ahead for Pasona will be challenging.

U.K. sporting goods retailer JJB Sports was a detractor from performance for both one-year and the past quarter's returns. In the spring, things looked promising for JJB, as they gained Dick's Sporting Goods as a strategic partner. Dick's brought to the table strong relationships with two leading sporting goods suppliers, Nike and Adidas, and it also supplied additional funds to help the JJB management team with in-store restructurings. The strategic partnership appeared to come at a key time for JJB, with European football and the summer Olympics coming to London. However, JJB's two large competitors aggressively priced these key sporting events, and JJB sales continued to struggle. We divested of our holding of JJB Sports during the quarter. Since this time JJB Sports has put itself up for sale.

This quarter we added Panalpina Welttransport, the world's fourth largest freight forwarder and a name we've owned in the past. Based in Switzerland, Panalpina provides intercontinental air and ocean freight forwarding and supply chain management services through about 500 branches in about 80 countries. Panalpina has recently brought in a number of managers from outside the company with industry experience, which we believe will be the catalyst for Panalpina to report profitability levels more in line with its peers in a three- to four-year time horizon. In addition to JJB Sports, we sold our holdings in Bunzl and Lawson during the quarter.

Geographically, we ended the quarter with our European holdings comprising 56% of the portfolio and with Pacific Rim holdings decreasing slightly to 40%.

Our hedging philosophy and practice has remained consistent, and because we continue to believe that the U.S. dollar remains weak against some currencies, we maintained hedge positions on five of the Fund's currency exposures. At the recent quarter end, we have hedged a portion of the Fund's Australian dollar, Norwegian krone, Swiss franc, Japanese yen and Swedish krona exposures.

We thank you for your continued confidence and support.

oakmark.com 35

Oakmark International Small Cap Fund  September 30, 2012

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.1%
INDUSTRIALS - 27.2%
CAPITAL GOODS - 14.8%
Rheinmetall AG (Germany) Industrial Conglomerates	854	$39,851
Interpump Group SpA (Italy) (b) Industrial Machinery	4,770	35,402
Travis Perkins PLC (UK) Trading Companies & Distributors	1,970	33,114
Prysmian SpA (Italy) Electrical Components & Equipment	1,596	28,463
Kaba Holding AG (Switzerland) Building Products	64	25,091
Bucher Industries AG (Switzerland) Construction & Farm Machinery & Heavy Trucks	113	20,231
Duerr AG (Germany) Industrial Machinery	228	15,202
Burckhardt Compression Holding AG (Switzerland) Industrial Machinery	50	14,905
Konecranes OYJ (Finland) Industrial Machinery	481	13,942
		226,201
COMMERCIAL & PROFESSIONAL SERVICES - 7.7%
gategroup Holding AG (Switzerland) Diversified Support Services	1,294	31,635
Michael Page International PLC (UK) Human Resource & Employment Services	4,579	26,307
Randstad Holding N.V. (Netherlands) Human Resource & Employment Services	637	21,156
Pasona Group, Inc. (Japan) (b) Human Resource & Employment Services	32	20,938
SThree PLC (UK) Human Resource & Employment Services	1,966	9,023
Cision AB (Sweden) (a) Research & Consulting Services	628	5,113
Brunel International NV (Netherlands) Human Resource & Employment Services	75	3,289
		117,461
TRANSPORTATION - 4.7%
BBA Aviation PLC (UK) Airport Services	12,058	38,456
Panalpina Welttransport Holding AG (Switzerland) Air Freight & Logistics	176	16,814
Freightways, Ltd. (New Zealand) Air Freight & Logistics	4,625	16,060
		71,330
		414,992
	Shares	Value
INFORMATION TECHNOLOGY - 19.7%
SOFTWARE & SERVICES - 10.2%
Atea ASA (Norway) (b) IT Consulting & Other Services	5,491	$53,914
Square Enix Holdings Co., Ltd. (Japan) Home Entertainment Software	2,372	36,200
Altran Technologies SA (France) (a) IT Consulting & Other Services	4,394	28,867
Alten, Ltd. (France) IT Consulting & Other Services	833	26,650
TKC Corp. (Japan) Data Processing & Outsourced Services	514	10,508
		156,139
TECHNOLOGY HARDWARE & EQUIPMENT - 9.5%
Hirose Electric Co., Ltd. (Japan) Electronic Components	462	51,845
Konica Minolta Holdings, Inc. (Japan) Office Electronics	4,280	32,906
Premier Farnell PLC (UK) Technology Distributors	11,238	31,249
Orbotech, Ltd. (Israel) (a) (b) Electronic Equipment & Instruments	3,338	28,603
		144,603
		300,742
CONSUMER DISCRETIONARY - 17.7%
AUTOMOBILES & COMPONENTS - 10.2%
Yamaha Motor Co., Ltd. (Japan) Motorcycle Manufacturers	4,045	35,347
Toyota Industries Corp. (Japan) Auto Parts & Equipment	1,256	35,155
Nifco, Inc. (Japan) Auto Parts & Equipment	1,374	31,749
Autoliv, Inc. (United States) Auto Parts & Equipment	478	29,590
Takata Corp. (Japan) Auto Parts & Equipment	1,369	24,633
		156,474
RETAILING - 4.6%
Myer Holdings, Ltd. (Australia) Department Stores	20,057	36,304
Carpetright PLC (UK) (a) Home Improvement Retail	2,787	29,570
Fourlis Holdings SA (Greece) (a) Home Furnishing Retail	2,314	4,253
		70,127
CONSUMER DURABLES & APPAREL - 1.6%
Vitec Group PLC (UK) (b) Photographic Products	2,146	24,790
MEDIA - 1.3%
Asatsu-DK, Inc. (Japan) Advertising	777	19,903
		271,294

See accompanying Notes to Financial Statements.

36 THE OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2012

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.1% (continued)
MATERIALS - 10.7%
Incitec Pivot, Ltd. (Australia) Fertilizers & Agricultural Chemicals	14,193	$43,873
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	3,568	39,548
Taiyo Holdings Co., Ltd. (Japan) Specialty Chemicals	1,033	28,742
Titan Cement Co. SA (Greece) (a) Construction Materials	1,480	28,521
Sika AG (Switzerland) Specialty Chemicals	11	23,350
		164,034
FINANCIALS - 10.6%
DIVERSIFIED FINANCIALS - 8.3%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	1,656	57,743
MLP AG (Germany) Asset Management & Custody Banks	4,691	30,498
Azimut Holding SPA (Italy) Asset Management & Custody Banks	2,504	28,874
Ichiyoshi Securities Co., Ltd. (Japan) Investment Banking & Brokerage	2,058	10,257
		127,372
REAL ESTATE - 2.3%
LSL Property Services PLC (UK) (b) Real Estate Services	10,375	35,183
		162,555
CONSUMER STAPLES - 7.4%
FOOD, BEVERAGE & TOBACCO - 5.3%
Goodman Fielder, Ltd. (Australia) (a) Packaged Foods & Meats	81,718	42,383
Britvic PLC (UK) Soft Drinks	4,333	25,476
Treasury Wine Estates, Ltd. (Australia) Distillers & Vintners	2,668	13,922
		81,781
FOOD & STAPLES RETAILING - 2.1%
Sugi Holdings Co., Ltd. (Japan) Drug Retail	907	31,853
		113,634
HEALTH CARE - 1.6%
HEALTH CARE EQUIPMENT & SERVICES - 1.3%
Primary Health Care, Ltd. (Australia) Health Care Services	5,118	19,220
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.3%
Tecan Group AG (Switzerland) (a) Life Sciences Tools & Services	67	4,858
		24,078
	Shares	Value
ENERGY - 0.2%
Fugro NV (Netherlands) Oil & Gas Equipment & Services	36	$2,414
TOTAL COMMON STOCKS - 95.1% (COST $1,488,246)		1,453,743
	Par Value	Value
SHORT TERM INVESTMENTS - 4.4%
REPURCHASE AGREEMENT - 4.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.12% dated 09/28/12 due 10/01/12, repurchase price $66,886, collateralized by a United States Treasury Note, 1.250%, due 10/31/15, value plus accrued interest of $68,226 (Cost: $66,886)	66,886	66,886
TOTAL SHORT TERM INVESTMENTS - 4.4% (COST $66,886)		66,886
TOTAL INVESTMENTS - 99.5% (COST $1,555,132)		1,520,629
Other Assets In Excess of Liabilities - 0.5%		7,790
TOTAL NET ASSETS - 100.0%		$1,528,419

(a)  Non-income producing security

(b)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

See accompanying Notes to Financial Statements.

oakmark.com 37

The Oakmark Funds

Statements of Assets and Liabilities—September 30, 2012

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Equity and Income Fund	Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$6,793,693		$3,050,794		$18,313,451	$2,087,361
Investments in affiliated securities, at value (b)	0		0		991,319	0
Cash	0		0		1,188	0
Foreign currency, at value (c)	0		0		470	0
Receivable for:
Securities sold	4,521		4,164		2,575	5,709
Fund shares sold	68,826		7,271		14,037	1,164
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	6,957		1,687		41,676	4,078
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		0		2,552	0
Forward foreign currency contracts	0		0		0	3,116
Tax reclaim from unaffiliated securities	0		0		2,180	248
Total receivables	80,304		13,122		63,020	14,315
Other assets	1		1		2	1
Total assets	6,873,998		3,063,917		19,369,450	2,101,677
Liabilities and Net Assets
Payable for:
Securities purchased	92,564		19,284		169,626	2,876
Fund shares redeemed	3,382		1,534		16,452	1,699
Forward foreign currency contracts	0		0		0	0
Investment advisory fee	469		230		1,057	175
Other shareholder servicing fees	913		301		2,857	289
Transfer and dividend disbursing agent fees	299		150		295	135
Trustee fees	1		3		4	3
Deferred trustee compensation	929		818		800	388
Other	640		273		1,432	275
Total liabilities	99,197		22,593		192,523	5,840
Net assets applicable to Fund shares outstanding	$6,774,801		$3,041,324		$19,176,927	$2,095,837
Analysis of Net Assets
Paid in capital	$4,741,405		$1,915,629		$15,008,292	$2,084,175
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions	213,953		282,972		392,163	(131,127)
Net unrealized appreciation (depreciation) on investments, forward contracts, and foreign currency translation	1,787,545		842,878		3,667,858	134,116
Accumulated undistributed net investment income (Distributions in excess of net investment income)	31,898		(155)		108,614	8,673
Net assets applicable to Fund shares outstanding	$6,774,801		$3,041,324		$19,176,927	$2,095,837
Price of Shares
Net asset value, offering and redemption price per share: Class I	$48.97		$32.33		$29.09	$21.63
Class I—Net assets	$6,738,667		$3,029,474		$17,888,975	$2,062,771
Class I—Shares outstanding (Unlimited shares authorized)	137,601		93,692		614,882	95,376
Net asset value, offering and redemption price per share: Class II	$48.89	(d)	$32.21	(d)	$28.90	$21.11
Class II—Net assets	$36,134		$11,850		$1,287,952	$33,066
Class II—Shares outstanding (Unlimited shares authorized)	739		368		44,571	1,566
(a) Identified cost of investments in unaffiliated securities	$5,006,142		$2,207,910		$14,913,523	$1,956,349
(b) Identified cost of investments in affiliated securities	0		0		723,413	0
(c) Identified cost of foreign currency	0		0		471	0
(d) Net assets have been rounded for presentation purposes. The net asset value per share is as reported on September 30, 2012.

See accompanying Notes to Financial Statements.

38 THE OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$548,028	$8,664,418	$1,381,991
Investments in affiliated securities, at value (b)	0	526,129	138,638
Cash	0	445	0
Foreign currency, at value (c)	0	0	0
Receivable for:
Securities sold	5,656	0	127
Fund shares sold	761	27,834	2,370
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	811	9,694	7,941
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0	5,876	0
Forward foreign currency contracts	1,091	15,784	0
Tax reclaim from unaffiliated securities	131	8,388	641
Total receivables	8,450	67,576	11,079
Other assets	1	1	1
Total assets	556,479	9,258,569	1,531,709
Liabilities and Net Assets
Payable for:
Securities purchased	0	12,431	122
Fund shares redeemed	355	7,113	958
Forward foreign currency contracts	0	0	1,008
Investment advisory fee	46	654	140
Other shareholder servicing fees	62	1,473	364
Transfer and dividend disbursing agent fees	44	307	76
Trustee fees	1	1	1
Deferred trustee compensation	12	645	371
Other	132	1,005	250
Total liabilities	652	23,629	3,290
Net assets applicable to Fund shares outstanding	$555,827	$9,234,940	$1,528,419
Analysis of Net Assets
Paid in capital	$547,169	$9,356,788	$1,646,367
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions	(16,582)	(733,094)	(100,482)
Net unrealized appreciation (depreciation) on investments, forward contracts, and foreign currency translation	22,309	429,166	(35,558)
Accumulated undistributed net investment income (Distributions in excess of net investment income)	2,931	182,080	18,092
Net assets applicable to Fund shares outstanding	$555,827	$9,234,940	$1,528,419
Price of Shares
Net asset value, offering and redemption price per share: Class I	$11.65	$18.79	$13.06
Class I—Net assets	$555,827	$8,993,577	$1,525,785
Class I—Shares outstanding (Unlimited shares authorized)	47,726	478,700	116,841
Net asset value, offering and redemption price per share: Class II	$0	$18.86	$12.98
Class II—Net assets	$0	$241,363	$2,634
Class II—Shares outstanding (Unlimited shares authorized)	0	12,800	203
(a) Identified cost of investments in unaffiliated securities	$526,817	$8,044,925	$1,386,897
(b) Identified cost of investments in affiliated securities	0	732,000	168,235
(c) Identified cost of foreign currency	0	0	0
(d) Net assets have been rounded for presentation purposes. The net asset value per share is as reported on September 30, 2012.

oakmark.com 39

The Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2012

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$105,547	$32,770	$214,279	$45,613
Dividends from affiliated securities	0	0	14,511	0
Interest income	178	78	84,603	11
Security lending income	0	174	1,722	651
Foreign taxes withheld	(592)	(448)	(5,220)	(2,112)
Total investment income	105,133	32,574	309,895	44,163
Expenses:
Investment advisory fee	49,713	25,682	127,495	21,145
Transfer and dividend disbursing agent fees	1,196	609	1,286	595
Other shareholder servicing fees	5,765	1,925	17,057	1,772
Service fee—Class II	68	24	3,138	85
Reports to shareholders	724	273	1,198	238
Custody and accounting fees	400	205	1,550	439
Registration and blue sky expenses	399	109	10	102
Trustees fees	346	279	578	202
Legal fees	60	44	133	42
Audit fees	39	22	93	25
Interest expense	0 (a)	0 (a)	0	0
Other	313	254	594	228
Total expenses	59,023	29,426	153,132	24,873
Net Investment Income	$46,110	$3,148	$156,763	$19,290
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	$259,374	$298,118	$726,960	$74,443
Affiliated investments	0	0	(106,629)	0
Securities sold short	(674)	(863)	0	0
Forward foreign currency contracts	0	0	0	29,154
Foreign currency transactions	(1)	(1)	(486)	196
Net realized gain (loss)	258,699	297,254	619,845	103,793
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	1,130,971	311,696	1,935,215	175,256
Affiliated investments	0	0	261,302	0
Securities sold short	(1,424)	0	0	0
Forward foreign currency contracts	0	0	0	(20,810)
Foreign currency translation	17	25	614	(227)
Net change in unrealized appreciation (depreciation)	1,129,564	311,721	2,197,131	154,219
Net realized and unrealized gain	1,388,263	608,975	2,816,976	258,012
Net increase in net assets resulting from operations	$1,434,373	$612,123	$2,973,739	$277,302

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

40 THE OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$10,266	$240,312	$37,889
Dividends from affiliated securities	0	8,865	6,954
Interest income	13	135	30
Security lending income	184	5,942	826
Foreign taxes withheld	(535)	(17,350)	(3,182)
Total investment income	9,928	237,904	42,517
Expenses:
Investment advisory fee	5,056	71,165	16,602
Transfer and dividend disbursing agent fees	194	1,308	330
Other shareholder servicing fees	402	8,266	2,049
Service fee—Class II	0	540	5
Reports to shareholders	74	778	236
Custody and accounting fees	117	2,561	561
Registration and blue sky expenses	69	375	103
Trustees fees	115	348	186
Legal fees	33	71	38
Audit fees	18	53	22
Interest expense	0	0	0
Other	176	364	192
Total expenses	6,254	85,829	20,324
Net Investment Income	$3,674	$152,075	$22,193
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	$6,704	($269,933)	($37,960)
Affiliated investments	0	0	(53,174)
Securities sold short	(160)	0	0
Forward foreign currency contracts	5,290	174,669	25,581
Foreign currency transactions	(64)	(666)	44
Net realized gain (loss)	11,770	(95,930)	(65,509)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	58,444	1,418,203	247,542
Affiliated investments	0	(88,271)	(6,357)
Securities sold short	0	0	0
Forward foreign currency contracts	(2,642)	(127,661)	(26,842)
Foreign currency translation	(8)	(203)	(99)
Net change in unrealized appreciation (depreciation)	55,794	1,202,068	214,244
Net realized and unrealized gain	67,564	1,106,138	148,735
Net increase in net assets resulting from operations	$71,238	$1,258,213	$170,928

oakmark.com 41

The Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011
From Operations:
Net investment income	$46,110	$33,666
Net realized gain (loss)	258,699	(36,454)
Net change in unrealized appreciation (depreciation)	1,129,564	(186,384)
Net increase (decrease) in net assets from operations	1,434,373	(189,172)
Distributions to shareholders from:
Net investment income—Class I	(41,986)	(22,583)
Net investment income—Class II	(145)	(34)
Total distributions to shareholders	(42,131)	(22,617)
From Fund share transactions:
Proceeds from shares sold—Class I	1,845,468	1,965,178
Proceeds from shares sold—Class II	15,122	24,073
Reinvestment of distributions—Class I	39,449	21,103
Reinvestment of distributions—Class II	104	27
Payment for shares redeemed—Class I	(1,043,430)	(684,172)
Payment for shares redeemed—Class II	(11,377)	(5,799)
Redemption fees—Class I	0 (a)	257
Redemption fees—Class II	0 (a)	1
Net increase in net assets from Fund share transactions	845,336	1,320,668
Total increase in net assets	2,237,578	1,108,879
Net assets:
Beginning of year	4,537,223	3,428,344
End of year	$6,774,801	$4,537,223
Accumulated undistributed net investment income	$31,898	$27,920
Fund Share Transactions—Class I:
Shares sold	40,652	46,048
Shares issued in reinvestment of dividends	976	514
Less shares redeemed	(23,197)	(16,531)
Net increase in shares outstanding	18,431	30,031
Fund Share Transactions—Class II:
Shares sold	331	555
Shares issued in reinvestment of dividends	2	1
Less shares redeemed	(247)	(138)
Net increase in shares outstanding	86	418

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

42 THE OAKMARK FUNDS

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011
From Operations:
Net investment income	$3,148	$3,883
Net realized gain (loss)	297,254	(3,828)
Net change in unrealized appreciation (depreciation)	311,721	2,168
Net increase in net assets from operations	612,123	2,223
Distributions to shareholders from:
Net investment income—Class I	(5,125)	(5,174)
Total distributions to shareholders	(5,125)	(5,174)
From Fund share transactions:
Proceeds from shares sold—Class I	628,631	283,427
Proceeds from shares sold—Class II	5,140	3,799
Reinvestment of distributions—Class I	4,978	5,035
Payment for shares redeemed—Class I	(475,544)	(426,788)
Payment for shares redeemed—Class II	(3,607)	(4,089)
Redemption fees—Class I	0 (a)	115
Redemption fees—Class II	0	1
Net increase (decrease) in net assets from Fund share transactions	159,598	(138,500)
Total increase (decrease) in net assets	766,596	(141,451)
Net assets:
Beginning of year	2,274,728	2,416,179
End of year	$3,041,324	$2,274,728
Accumulated undistributed net investment income (Distributions in excess of net investment income)	$(155)	$1,823
Fund Share Transactions—Class I:
Shares sold	20,400	10,007
Shares issued in reinvestment of dividends	184	185
Less shares redeemed	(15,787)	(15,219)
Net increase (decrease) in shares outstanding	4,797	(5,027)
Fund Share Transactions—Class II:
Shares sold	171	133
Less shares redeemed	(117)	(145)
Net increase (decrease) in shares outstanding	54	(12)

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

oakmark.com 43

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011
From Operations:
Net investment income	$156,763	$177,519
Net realized gain (loss)	619,845	469,075
Net change in unrealized appreciation (depreciation)	2,197,131	(761,486)
Net increase (decrease) in net assets from operations	2,973,739	(114,892)
Distributions to shareholders from:
Net investment income—Class I	(237,261)	(145,543)
Net investment income—Class II	(13,396)	(6,972)
Net realized gain—Class I	(297,451)	0
Net realized gain—Class II	(22,216)	0
Total distributions to shareholders	(570,324)	(152,515)
From Fund share transactions:
Proceeds from shares sold—Class I	2,382,888	2,961,970
Proceeds from shares sold—Class II	283,394	393,186
Reinvestment of distributions—Class I	505,765	137,138
Reinvestment of distributions—Class II	31,536	6,155
Payment for shares redeemed—Class I	(3,680,330)	(3,401,768)
Payment for shares redeemed—Class II	(402,966)	(439,920)
Net decrease in net assets from Fund share transactions	(879,713)	(343,239)
Total increase (decrease) in net assets	1,523,702	(610,646)
Net assets:
Beginning of year	17,653,225	18,263,871
End of year	$19,176,927	$17,653,225
Accumulated undistributed net investment income	$108,614	$235,949
Fund Share Transactions—Class I:
Shares sold	85,194	105,751
Shares issued in reinvestment of dividends	19,187	4,990
Less shares redeemed	(131,117)	(122,028)
Net decrease in shares outstanding	(26,736)	(11,287)
Fund Share Transactions—Class II:
Shares sold	10,173	14,108
Shares issued in reinvestment of dividends	1,201	225
Less shares redeemed	(14,439)	(15,831)
Net decrease in shares outstanding	(3,065)	(1,498)

See accompanying Notes to Financial Statements.

44 THE OAKMARK FUNDS

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011
From Operations:
Net investment income	$19,290	$16,528
Net realized gain (loss)	103,793	83,425
Net change in unrealized appreciation (depreciation)	154,219	(264,055)
Net increase (decrease) in net assets from operations	277,302	(164,102)
Distributions to shareholders from:
Net investment income—Class I	0	(9,074)
Net investment income—Class II	0	(7)
Total distributions to shareholders	0	(9,081)
From Fund share transactions:
Proceeds from shares sold—Class I	436,946	630,871
Proceeds from shares sold—Class II	4,039	4,308
Reinvestment of distributions—Class I	0	8,472
Reinvestment of distributions—Class II	0	7
Payment for shares redeemed—Class I	(463,538)	(683,655)
Payment for shares redeemed—Class II	(12,683)	(15,995)
Redemption fees—Class I	293	317
Redemption fees—Class II	5	7
Net decrease in net assets from Fund share transactions	(34,938)	(55,668)
Total increase (decrease) in net assets	242,364	(228,851)
Net assets:
Beginning of year	1,853,473	2,082,324
End of year	$2,095,837	$1,853,473
Accumulated undistributed net investment income (Distributions in excess of net investment income)	$8,673	$(40,239)
Fund Share Transactions—Class I:
Shares sold	20,811	28,498
Shares issued in reinvestment of dividends	0	381
Less shares redeemed	(22,011)	(31,968)
Net decrease in shares outstanding	(1,200)	(3,089)
Fund Share Transactions—Class II:
Shares sold	195	197
Shares issued in reinvestment of dividends	0	1
Less shares redeemed	(616)	(738)
Net decrease in shares outstanding	(421)	(540)

See accompanying Notes to Financial Statements.

oakmark.com 45

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011
From Operations:
Net investment income	$3,674	$1,408
Net realized gain (loss)	11,770	10,733
Net change in unrealized appreciation (depreciation)	55,794	(40,606)
Net increase (decrease) in net assets from operations	71,238	(28,465)
Distributions to shareholders from:
Net investment income—Class I	0	(810)
Total distributions to shareholders	0	(810)
From Fund share transactions:
Proceeds from shares sold—Class I	215,857	262,414
Reinvestment of distributions—Class I	0	752
Payment for shares redeemed—Class I	(153,526)	(141,935)
Redemption fees—Class I	211	144
Net increase in net assets from Fund share transactions	62,542	121,375
Total increase in net assets	133,780	92,100
Net assets:
Beginning of year	422,047	329,947
End of year	$555,827	$422,047
Accumulated undistributed net investment income (Distributions in excess of net investment income)	$2,931	$(5,969)
Fund Share Transactions—Class I:
Shares sold	19,158	22,859
Shares issued in reinvestment of dividends	0	68
Less shares redeemed	(13,805)	(13,061)
Net increase in shares outstanding	5,353	9,866

See accompanying Notes to Financial Statements.

46 THE OAKMARK FUNDS

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011
From Operations:
Net investment income	$152,075	$123,436
Net realized gain (loss)	(95,930)	196,591
Net change in unrealized appreciation (depreciation)	1,202,068	(1,382,448)
Net increase (decrease) in net assets from operations	1,258,213	(1,062,421)
Distributions to shareholders from:
Net investment income—Class I	(52,874)	(53,193)
Net investment income—Class II	(723)	(938)
Total distributions to shareholders	(53,597)	(54,131)
From Fund share transactions:
Proceeds from shares sold—Class I	2,844,623	3,809,341
Proceeds from shares sold—Class II	111,338	164,469
Reinvestment of distributions—Class I	47,135	48,812
Reinvestment of distributions—Class II	432	580
Payment for shares redeemed—Class I	(1,989,516)	(1,561,835)
Payment for shares redeemed—Class II	(109,827)	(74,872)
Redemption fees—Class I	1,346	1,362
Redemption fees—Class II	39	38
Net increase in net assets from Fund share transactions	905,570	2,387,895
Total increase in net assets	2,110,186	1,271,343
Net assets:
Beginning of year	7,124,754	5,853,411
End of year	$9,234,940	$7,124,754
Accumulated undistributed net investment income (Distributions in excess of net investment income)	$182,080	$(90,383)
Fund Share Transactions—Class I:
Shares sold	160,870	197,057
Shares issued in reinvestment of dividends	2,933	2,534
Less shares redeemed	(114,105)	(84,545)
Net increase in shares outstanding	49,698	115,046
Fund Share Transactions—Class II:
Shares sold	6,304	8,495
Shares issued in reinvestment of dividends	27	30
Less shares redeemed	(6,138)	(3,918)
Net increase in shares outstanding	193	4,607

See accompanying Notes to Financial Statements.

oakmark.com 47

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011
From Operations:
Net investment income	$22,193	$16,948
Net realized gain (loss)	(65,509)	58,723
Net change in unrealized appreciation (depreciation)	214,244	(266,813)
Net increase (decrease) in net assets from operations	170,928	(191,142)
Distributions to shareholders from:
Net investment income—Class I	(1,698)	(8,015)
Net investment income—Class II	0	(4)
Net realized gain—Class I	(302)	0
Net realized gain—Class II	0 (a)	0
Total distributions to shareholders	(2,000)	(8,019)
From Fund share transactions:
Proceeds from shares sold—Class I	407,759	743,917
Proceeds from shares sold—Class II	1,345	1,783
Reinvestment of distributions—Class I	1,827	7,375
Reinvestment of distributions—Class II	0 (a)	2
Payment for shares redeemed—Class I	(381,126)	(441,457)
Payment for shares redeemed—Class II	(829)	(1,013)
Redemption fees—Class I	205	213
Redemption fees—Class II	0 (a)	0 (a)
Net increase in net assets from Fund share transactions	29,181	310,820
Total increase in net assets	198,109	111,659
Net assets:
Beginning of year	1,330,310	1,218,651
End of year	$1,528,419	$1,330,310
Accumulated undistributed net investment income (Distributions in excess of net investment income)	$18,092	$(28,027)
Fund Share Transactions—Class I:
Shares sold	31,918	53,700
Shares issued in reinvestment of dividends	154	529
Less shares redeemed	(30,195)	(32,753)
Net increase in shares outstanding	1,877	21,476
Fund Share Transactions—Class II:
Shares sold	104	127
Shares issued in reinvestment of dividends	0 (b)	0 (b)
Less shares redeemed	(66)	(73)
Net increase in shares outstanding	38	54

(a)  Amount rounds to less than $1,000.

(b)  Amount rounds to less than 1,000 shares.

See accompanying Notes to Financial Statements.

48 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure—

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of up to 0.25% of average net assets of Class II Shares of the Funds. This service fee is paid to a third-party administrator for performing the services associated with the administration of such retirement plans. Class I Shares do not have such an associated service fee. Global Select had no outstanding Class II shares during the year ended September 30, 2012.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees and other shareholder servicing fees are specific to each class.

Redemption fees—

Int'l Small Cap imposes a short-term trading fee on redemptions of shares held for 90 days or less to help offset two types of costs to the Fund caused by abusive trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method is used to determine the holding period. The Funds may approve the waiver of redemption fees on certain types of accounts held through intermediaries, pursuant to the Funds' policies and procedures. Prior to August 1, 2012 Global, Global Select and International also imposed a redemption fee.

Security valuation—

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 pm Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Equity securities principally traded on securities exchanges outside the United States are valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or are based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Each long-term debt instrument is valued at the latest bid quotation or an evaluated price from an independent pricing service. The pricing service may use standard inputs such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. For certain security types additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Each short-term debt instrument (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instrument maturing in 61 days or more from the date of valuation is valued at the latest bid quotation or an evaluated price from an independent pricing service. Each short-term instrument maturing in 60 days or less from the date of valuation is valued at amortized cost, which approximates market value. Options are valued at the last reported sales price on the day of valuation or, lacking any reported sale price on the valuation date, at the mean of the most recent bid and asked quotations or, if the mean is not available, at the most recent bid quotation.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair value, determined by or under the direction of the pricing committee authorized by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign securities in order to adjust local closing prices for information or events that may occur between the close of certain foreign exchanges and the close of the NYSE. At September 30, 2012 Equity and Income, Global, and International each held a security for which a market quotation was not readily available and which was valued by the pricing committee at a fair value determined in good faith in accordance with procedures established by the Board of Trustees. The value for each of these securities is determined from observable market prices of similar assets.

oakmark.com 49

The Oakmark Funds

Notes to Financial Statements (continued)

Fair value measurement—

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, and others)

Level 3—significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The Funds recognize transfers between level 1 and level 2 at the end of the reporting cycle. At September 30, 2012, there were transfers between level 1 and level 2 securities in the amount of $792,126,167, $107,142,842, $6,155,902,536 and $1,035,942,722 for Global, Global Select, International and Int'l Small Cap, respectively. The transfers were due to securities that were no longer valued at a fair value using a systematic fair valuation model due to the performance of the U.S. markets since the close of the foreign markets.

The following is a summary of the inputs used as of September 30, 2012 in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed-income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented by contract in the notes following the below summary:

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$6,356,062	$0	$0
Short Term Investments	0	437,631	0
Total	$6,356,062	$437,631	$0
Select
Common Stocks	$2,873,444	$0	$0
Short Term Investments	0	177,350	0
Total	$2,873,444	$177,350	$0
Equity and Income
Common Stocks - Food, Beverage & Tabacco	$0	$630,520	$0
Common Stocks - All Other	12,815,103	0	0
Fixed Income	0	4,084,998	0
Short Term Investments	0	1,774,149	0
Total	$12,815,103	$6,489,667	$0
Global
Equity and Equivalents - Diversified Financials	$0	$15,108	$0
Equity and Equivalents - All Other	2,063,947	0	0
Short Term Investments	0	8,306	0
Forward Foreign Currency Contracts - Assets	0	3,907	0
Forward Foreign Currency Contracts - Liabilities	0	(791)	0
Total	$2,063,947	$26,530	$0
Global Select
Common Stocks	$535,995	$0	$0
Short Term Investments	0	12,033	0
Forward Foreign Currency Contracts - Assets	0	1,091	0
Forward Foreign Currency Contracts - Liabilities	0	0	0
Total	$535,995	$13,124	$0

50 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
International
Equity and Equivalents - Diversified Financials	$0	$74,779	$0
Equity and Equivalents - All Other	8,806,586	0	0
Short Term Investments	0	309,182	0
Forward Foreign Currency Contracts - Assets	0	23,911	0
Forward Foreign Currency Contracts - Liabilities	0	(8,127)	0
Total	$8,806,586	$399,745	$0
Int'l Small Cap+
Common Stocks	$1,453,743	$0	$0
Short Term Investments	0	66,886	0
Forward Foreign Currency Contracts - Assets	0	2,914	0
Forward Foreign Currency Contracts - Liabilities	0	(3,922)	0
Total	$1,453,743	$65,878	$0

+  On September 30, 2011, Int'l Small Cap held a security classified as Level 3 within the Investment Banking and Brokerage category with a fair value of zero. During the year ended September 30, 2012, while still valued at zero, this security was disposed of, resulting in a realized loss of $24,294,661. The Funds had no other purchases or sales of Level 3 securities during the year ended September 30, 2012.

Foreign currency translations—

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer, or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts—

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

oakmark.com 51

The Oakmark Funds

Notes to Financial Statements (continued)

At September 30, 2012 Global, Global Select, International, and Int'l Small Cap held forward foreign currency contracts, which are considered derivative instruments, each whose counterparty is State Street Corporation, as follows (in thousands):

Global

	Contract Amount	Settlement Date	Valuation at 9/30/12	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	10,000	12/19/12	$10,649	$385
			$10,649	$385
Foreign Currency Sold:
Australian Dollar	21,240	03/20/13	$21,724	$(791)
Japanese Yen	21,620,000	06/19/13	277,923	305
Swiss Franc	94,900	12/19/12	101,056	3,217
			$400,703	$2,731

During the year ended September 30, 2012, the proceeds from forward foreign currency contracts opened for Global were $411,823 and the cost to close contracts was $643,116 (in thousands).

Global Select

	Contract Amount	Settlement Date	Valuation at 9/30/12	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	2,440	12/19/12	$2,598	$94
			$2,598	$94
Foreign Currency Sold:
Japanese Yen	2,823,000	06/19/13	$36,289	$40
Swiss Franc	28,240	12/19/12	30,072	957
			$66,361	$997

During the year ended September 30, 2012, the proceeds from forward foreign currency contracts opened for Global Select were $67,358 and the cost to close contracts was $112,514 (in thousands).

International

	Contract Amount	Settlement Date	Valuation at 9/30/12	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	60,000	12/19/12	$63,892	$2,310
			$63,892	$2,310
Foreign Currency Sold:
Australian Dollar	214,000	03/20/13	$218,874	$(7,967)
Japanese Yen	65,500,000	06/19/13	841,998	923
Swedish Krona	369,000	09/18/13	55,671	(160)
Swiss Franc	610,000	12/19/12	649,571	20,678
			$1,766,114	$13,474

During the year ended September 30, 2012, the proceeds from forward foreign currency contracts opened for International were $1,849,209 and the cost to close contracts was $3,239,051 (in thousands).

52 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

Int'l Small Cap

	Contract Amount	Settlement Date	Valuation at 9/30/12	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	8,000	12/19/12	$8,519	$308
			$8,519	$308
Foreign Currency Sold:
Australian Dollar	101,200	03/20/13	$103,505	$(3,768)
Japanese Yen	11,700,000	06/19/13	150,403	165
Norwegian Krona	191,100	09/18/13	32,933	(149)
Swedish Krona	12,200	09/18/13	1,840	(5)
Swiss Franc	72,000	12/19/12	76,671	2,441
			$365,352	$(1,316)

During the year ended September 30, 2012, the proceeds from forward foreign currency contracts opened for Int'l Small Cap were $404,936 and the cost to close contracts was $687,766 (in thousands).

Security transactions and investment income—

Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted and premium is amortized on long-term fixed income securities using the yield-to-maturity method and on short-term fixed income securities using the straight-line method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales—

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. At September 30, 2012, none of the Funds had short sales.

When-issued or delayed-delivery securities—

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons.

Accounting for options—

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds did not write or purchase options during the year ended September 30, 2012.

oakmark.com 53

The Oakmark Funds

Notes to Financial Statements (continued)

Committed line of credit—

The Trust has an unsecured committed line of credit (the "Facility") with State Street Bank and Trust Company ("State Street") in the amount of $500 million. Borrowings under that arrangement bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.10% on the unused portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the year ended September 30, 2012.

Expense offset arrangement—

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the year ended September 30, 2012, none of the Funds received an expense offset credit.

Repurchase agreements—

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. Harris Associates L.P. (the "Adviser") is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

Security lending—

Each Fund, except Oakmark, may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasurys maintained on a current basis in an amount at least equal to the fair value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period.

At September 30, 2012, none of the Funds had securities on loan.

Restricted securities—

The following investments, the sales of which are subject to restrictions on resale under federal securities laws, have been valued according to the securities valuation procedures determined in good faith in accordance with procedures established by the Board of Trustees (as stated in the Security valuation section) since their acquisition dates.

At September 30, 2012, Equity and Income, Global and International held the following restricted securities:

Equity and Income

Par (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$18,500	BP Capital Markets PLC, 144A, 0.28%, due 01/02/13	08/14/12	$99.9605	$99.8903	$18,493	0.10%
16,000	BP Capital Markets PLC, 144A, 0.28%, due 01/03/13	08/13/12	99.9599	99.8896	15,994	0.08%
10,400	BP Capital Markets PLC, 144A, 0.25%, due 01/18/13	08/30/12	99.9474	99.9021	10,395	0.05%
9,000	BP Capital Markets PLC, 144A, 0.31%, due 01/03/13	08/06/12	99.9599	99.8708	8,996	0.05%
11,450	Cabela's Master Credit Card Trust, 144A, 0.771%, due 10/15/19	10/20/11	100.4095	100.0000	11,497	0.06%
250	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	09/20/12	102.0000	100.0000	255	0.00%*
250	Hologic, Inc., 144A, 6.25%, due 08/01/20	07/19/12	106.0000	100.0000	265	0.00%*
48,080	Kinetic Concepts, Inc., 144A, 10.50% due 11/01/18	10/25/11	105.7500	98.1980	50,845	0.27%
9,600	Kinetic Concepts, Inc., 144A, 12.50% due 11/01/19	02/09/12	94.0000	98.7500	9,024	0.05%

54 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

Par (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$2,880	Kinetic Concepts, Inc., 144A, 12.50% due 11/01/19	02/14/12	$94.0000	$95.0000	$2,707	0.01%
1,920	Kinetic Concepts, Inc., 144A, 12.50% due 11/01/19	04/10/12	94.0000	92.5000	1,805	0.01%
9,625	Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20	08/15/12	104.0000	100.0000	10,010	0.05%
13,600	Medtronic, Inc., 144A, 0.16%, due 12/20/12	09/20/12	99.9522	99.9596	13,593	0.07%
6,250	Medtronic, Inc., 144A, 0.17%, due 01/10/13	09/24/12	99.9379	99.9490	6,246	0.03%
1,000	Post Holdings, Inc., 144A, 7.375%, due 02/15/22	01/27/12	106.2500	100.0000	1,063	0.01%
11,700	Sealed Air Corp., 144A, 5.625%, due 07/15/13	04/06/04	102.5000	103.3100	11,992	0.06%
3,740	Sealed Air Corp., 144A, 5.625%, due 07/15/13	08/20/03	102.5000	96.4100	3,833	0.02%
3,000	Sealed Air Corp., 144A, 5.625%, due 07/15/13	06/27/03	102.5000	100.6800	3,075	0.02%
300	Sealed Air Corp., 144A, 5.625%, due 07/15/13	08/21/03	102.5000	96.7900	308	0.00%*
2,275	Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20	09/26/12	99.2500	99.0000	2,258	0.01%
2,725	Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20	09/27/12	99.2500	99.8750	2,705	0.01%
25,110	SSIF Nevada, LP, 144A, 1.155%, due 04/14/14	01/12/12	100.4534	98.8880	25,224	0.13%
9,620	SSIF Nevada, LP, 144A, 1.155%, due 04/14/14	01/20/12	100.4534	98.9060	9,664	0.05%
9,520	SSIF Nevada, LP, 144A, 1.155%, due 04/14/14	01/09/12	100.4534	98.8580	9,563	0.05%
5,750	SSIF Nevada, LP, 144A, 1.155%, due 04/14/14	01/18/12	100.4534	98.9020	5,776	0.03%
5,100	SSIF Nevada, LP, 144A, 1.155%, due 04/14/14	01/05/12	100.4534	98.7660	5,123	0.03%
25,000	Wellpoint, Inc., 144A, 0.44%, due 11/02/12	08/03/12	99.9618	99.8913	24,990	0.13%
25,000	Wellpoint, Inc., 144A, 0.36%, due 12/05/12	09/04/12	99.9443	99.9106	24,986	0.13%
25,000	Wellpoint, Inc., 144A, 0.36%, due 12/12/12	09/04/12	99.9375	99.9038	24,984	0.13%
25,000	Wellpoint, Inc., 144A, 0.25%, due 01/04/13	09/19/12	99.9148	99.9257	24,979	0.13%
15,000	Wellpoint, Inc., 144A, 0.46%, due 11/13/12	08/13/12	99.9463	99.8850	14,992	0.08%
3,000	Wellpoint, Inc., 144A, 0.30%, due 10/15/12	09/06/12	99.9883	99.9708	3,000	0.02%
					$358,640	1.87%

*  Amount rounds to less than 0.01%

Global

Par (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$6,562	Credit Suisse Group (Guernsey) V Limited Subordinated Mandatory and Contingent Convertible Securities	07/18/12	$132.2701	$102.2652	$8,680	0.41%
4,860	Credit Suisse Group (Guernsey) V Limited Subordinated Mandatory and Contingent Convertible Securities	07/27/12	132.2701	102.4066	6,428	0.31%
					$15,108	0.72%

oakmark.com 55

The Oakmark Funds

Notes to Financial Statements (continued)

International

Par (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$32,477	Credit Suisse Group (Guernsey) V Limited Subordinated Mandatory and Contingent Convertible Securities	07/18/12	$132.2701	$102.2652	$42,957	0.47%
24,058	Credit Suisse Group (Guernsey) V Limited Subordinated Mandatory and Contingent Convertible Securities	07/27/12	132.2701	102.4066	31,822	0.34%
					$74,779	0.81%

Federal income taxes—

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. There is no material liability for unrecognized tax benefits in the accompanying financial statements. Generally, each of the tax years in the four-year period ended September 30, 2012 remains subject to examination by taxing authorities.

2.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees
Oakmark	1.00% up to $2 billion; 0.90% on the next $1 billion; 0.80% on the next $2 billion; 0.75% on the next $2.5 billion; 0.70% on the next $2.5 billion; and 0.65% over $10 billion
Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion
Fund	Advisory Fees
Global	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% on the next $1 billion; 0.875% on the next $4 billion; and 0.85% over $7 billion
International	1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion; and
0.80% over $16.5 billion
Int'l Small Cap	1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; 1.025% on the next $1.5 billion; and 1.00% over $5 billion

The Adviser is contractually obligated through January 31, 2013 to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Class I	Class II
Oakmark	1.50%	1.75%
Select	1.50	1.75
Equity and Income	1.00	1.25
Global	1.75	2.00
Global Select	1.75	2.00
International	2.00	2.25
Int'l Small Cap	2.00	2.25

56 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

The Adviser is entitled to recoup from any Fund Class, in any fiscal year through September 30, 2016, amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund Class for that fiscal year to exceed the applicable limit stated above. As of September 30, 2012 there were no amounts subject to recoupment.

The Adviser and the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser, which calls for each Fund to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of value of the shares held) not exceeding the lesser of 75% of the fees charged by the intermediary or what the Fund would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the board. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

3.  FEDERAL INCOME TAXES

At September 30, 2012 the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$5,010,981	$1,810,538	$(27,826)	$1,782,712
Select	2,207,910	866,195	(23,311)	842,884
Equity and Income	15,636,936	3,787,063	(119,229)	3,667,834
Global	1,963,494	368,000	(244,133)	123,867
Global Select	531,003	59,103	(42,078)	17,025
International	8,929,412	1,076,920	(815,785)	261,135
Int'l Small Cap	1,576,548	158,417	(214,335)	(55,918)

For the year ended September 30, 2012, the following Funds incurred net capital losses, which each Fund intends to treat as incurred in the following fiscal year (in thousands):

Fund	Net Capital Losses
Global	$5,312
Global Select	2,359
International	151,585
Int'l Small Cap	70,904

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires

oakmark.com 57

The Oakmark Funds

Notes to Financial Statements (continued)

that post-enactment net capital losses be used before pre-enactment net capital losses. At September 30, 2012, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table (in thousands).

Fund	Expires September 30, 2017	Expires September 30, 2018	Unlimited (Short Term)	Unlimited (Long Term)	Utilized During the Year Ended September 30, 2012
Oakmark	$0	$0	$0	$0	$4,126
Select	0	0	0	0	2,241
Equity and Income	0	0	0	0	0
Global	0	123,846	0	0	79,861
Global Select	10,038	0	0	0	9,994
International	0	383,154	23,588	22,280	0
Int'l Small Cap	0	0	9,191	6,002	0

At September 30, 2012 the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$32,787	$218,792	$251,579
Select	626	282,971	283,597
Equity and Income	109,361	392,163	501,524
Global	17,328	0	17,328
Global Select	4,052	0	4,052
International	198,475	0	198,475
Int'l Small Cap	24,465	0	24,465

During the years ended September 30, 2012 and 2011 the tax character of distributions paid was as follows (in thousands):

	Year Ended September 30, 2012		Year Ended September 30, 2011
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$42,131	$0	$22,617	$0
Select	5,125	0	5,174	0
Equity and Income	250,657	319,667	152,515	0
Global	0	0	9,081	0
Global Select	0	0	810	0
International	53,597	0	54,130	0
Int'l Small Cap	1,698	302	8,019	0

On September 30, 2012 the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts, post October currency loss deferrals and deferrals of capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to currency gains and losses. Permanent differences have been recorded in their respective component of the Analysis of Net Assets.

4.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2012 transactions in investment securities (excluding short term and U.S. Government securities) were as follows (in thousands):

	Oakmark	Select	Equity and Income	Global	Global Select	International	Int'l Small Cap
Purchases	$2,124,110	$967,630	$4,371,150	$554,776	$243,470	$3,860,239	$497,149
Proceeds from sales	1,461,561	858,986	5,201,151	533,903	175,017	2,927,718	448,307

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. Government securities for the year ended September 30, 2012 were $607,666 and $883,729, respectively, for Equity and Income.

58 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

5.  INVESTMENT IN AFFILIATED ISSUERS

Each of the companies listed below was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the year ended September 30, 2012. Purchase and sale transactions and dividend income earned during the period on these securities are set forth below (in thousands):

Schedule of Transactions with Affiliated Issuers

Equity and Income

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2011	Value September 30, 2012
Broadridge Financial Solutions, Inc.	6,900	$0	$0	$4,553	$138,966	$160,977
Flowserve Corp.	3,639	4,024	0	5,095	265,246	464,869
Hospira, Inc. (a) (b)	3,341	27,119	186,064	0	296,000	109,635
L-3 Communications Holdings, Inc. (c)	0	0	371,945	2,893	334,638	0
PharMerica Corp. (a)	1,710	0	1,133	0	25,829	21,649
Varian Medical Systems, Inc. (a)	5,700	0	0	0	297,312	343,824
Walter Energy, Inc. (b)	3,000	20,941	53,450	1,970	236,862	97,380
TOTALS		$52,084	$612,592	$14,511	$1,594,853	$1,198,334

International

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2011	Value September 30, 2012
Meitec Corp.	2,846	$7,786	$0	$1,977	$47,316	$64,836
OMRON Corp.	12,589	139,763	0	3,885	113,471	241,978
ROHM Co., Ltd.	6,513	78,328	0	3,003	227,736	219,315
TOTALS		$225,877	$0	$8,865	$388,523	$526,129

International Small Cap

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2011	Value September 30, 2012
Atea ASA	5,491	$14,145	$4,560	$3,630	$35,156	$53,914
Interpump Group SpA (b)	4,770	3,252	7,150	723	29,367	35,402
Interpump Group SpA, Warrants (a) (c)	0	0	0	0	631	0
JJB Sports PLC (a) (c)	0	1,805	400	0	8,099	0
JJB Sports PLC, Warrants (a) (c)	0	0	0	0	0	0
LSL Property Services PLC	10,375	0	0	1,474	36,097	35,183
Orbotech, Ltd. (a)	3,338	0	0	0	32,308	28,603
Pasona Group, Inc.	32	0	244	403	32,819	20,938
Vitec Group PLC (b)	2,146	52	2,613	724	20,059	24,790
TOTALS		$19,254	$14,967	$6,954	$194,536	$198,830

(a)  Non-income producing security.

(b)  Due to transactions during the year ended September 30, 2012, the company is no longer an affiliated issuer.

(c)  Position in issuer liquidated during the year ended September 30, 2012.

6.  SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosure in the Funds' financial statements through the date of the publication of this report.

oakmark.com 59

Oakmark Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$37.87	$38.36	$34.55	$35.31	$47.28
Income From Investment Operations:
Net Investment Income	0.36 (a)	0.34 (a)	0.24	0.29 (a)	0.52
Net Gain (Loss) on Investments (both realized and unrealized)	11.09	(0.58)	3.80	0.39	(8.51)
Total From Investment Operations	11.45	(0.24)	4.04	0.68	(7.99)
Less Distributions:
From Net Investment Income	(0.35)	(0.25)	(0.23)	(0.45)	(0.56)
From Capital Gains	0.00	0.00	0.00	(0.99)	(3.42)
Total Distributions	(0.35)	(0.25)	(0.23)	(1.44)	(3.98)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$48.97	$37.87	$38.36	$34.55	$35.31
Total Return	30.43%	-0.67%	11.74%	3.38%	-18.14%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$6,738.7	$4,512.5	$3,419.3	$3,144.2	$3,610.1
Ratio of Expenses to Average Net Assets	1.03%	1.04%	1.11%	1.23%	1.10%
Ratio of Net Investment Income to Average Net Assets	0.81%	0.82%	0.65%	1.06%	1.17%
Portfolio Turnover Rate	27%	18%	24%	62%	32%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$37.78	$38.32	$34.56	$35.12	$46.97
Income From Investment Operations:
Net Investment Income	0.24 (a)	0.19 (a)	0.13	0.24 (a)	0.54
Net Gain (Loss) on Investments (both realized and unrealized)	11.09	(0.59)	3.79	0.45	(8.64)
Total From Investment Operations	11.33	(0.40)	3.92	0.69	(8.10)
Less Distributions:
From Net Investment Income	(0.22)	(0.14)	(0.16)	(0.26)	(0.33)
From Capital Gains	0.00	0.00	0.00	(0.99)	(3.42)
Total Distributions	(0.22)	(0.14)	(0.16)	(1.25)	(3.75)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$48.89	$37.78	$38.32	$34.56	$35.12
Total Return	30.11%	-1.07%	11.37%	3.22%	-18.44%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$36.1	$24.7	$9.0	$8.2	$12.4
Ratio of Expenses to Average Net Assets	1.30%	1.45%	1.42%	1.44%	1.47%
Ratio of Net Investment Income to Average Net Assets	0.54%	0.44%	0.34%	0.88%	0.81%
Portfolio Turnover Rate	27%	18%	24%	62%	32%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

60 THE OAKMARK FUNDS

Oakmark Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$25.50	$25.64	$22.68	$20.34	$33.05
Income From Investment Operations:
Net Investment Income	0.04	0.04 (a)	0.06 (a)	0.11 (a)	0.35
Net Gain (Loss) on Investments (both realized and unrealized)	6.85	(0.12)	2.97	2.48	(9.63)
Total From Investment Operations	6.89	(0.08)	3.03	2.59	(9.28)
Less Distributions:
From Net Investment Income	(0.06)	(0.06)	(0.07)	(0.25)	(0.32)
From Capital Gains	0.00	0.00	0.00	0.00	(3.11)
Total Distributions	(0.06)	(0.06)	(0.07)	(0.25)	(3.43)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$32.33	$25.50	$25.64	$22.68	$20.34
Total Return	27.05%	-0.34%	13.39%	13.30%	-30.43%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$3,029.5	$2,266.7	$2,407.8	$2,265.3	$2,558.9
Ratio of Expenses to Average Net Assets	1.05%	1.07%	1.08%	1.19%	1.08%
Ratio of Net Investment Income to Average Net Assets	0.11%	0.15%	0.22%	0.66%	1.16%
Portfolio Turnover Rate	32%	16%	25%	34%	26%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2012		2011		2010		2009	2008
Net Asset Value, Beginning of Year	$25.43		$25.59		$22.70		$20.29	$32.82
Income From Investment Operations:
Net Investment Income (Loss)	(0.06	)(a)	(0.05	)(a)	(0.02	)(a)	0.12 (a)	0.34
Net Gain (Loss) on Investments (both realized and unrealized)	6.84		(0.11)		2.97		2.49	(9.65)
Total From Investment Operations	6.78		(0.16)		2.95		2.61	(9.31)
Less Distributions:
From Net Investment Income	0.00		0.00		(0.06)		(0.20)	(0.11)
From Capital Gains	0.00		0.00		0.00		0.00	(3.11)
Total Distributions	0.00		0.00		(0.06)		(0.20)	(3.22)
Redemption Fees	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$32.21		$25.43		$25.59		$22.70	$20.29
Total Return	26.66%		-0.63%		12.99%		13.34%	-30.64%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$11.8		$8.0		$8.3		$8.1	$15.1
Ratio of Expenses to Average Net Assets	1.36%		1.38%		1.39%		1.28%	1.37%
Ratio of Net Investment Income (loss) to Average Net Assets	(0.21)%		(0.16)%		(0.08)%		0.72%	0.88%
Portfolio Turnover Rate	32%		16%		25%		34%	26%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

oakmark.com 61

Oakmark Equity and Income Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Year	$25.62	$26.03	$24.72	$25.57		$28.67
Income From Investment Operations:
Net Investment Income	0.25	0.26	0.27 (a)	0.35	(a)	0.53	(a)
Net Gain (Loss) on Investments (both realized and unrealized)	4.07	(0.45)	1.33	(0.24)		(1.52)
Total From Investment Operations	4.32	(0.19)	1.60	0.11		(0.99)
Less Distributions:
From Net Investment Income	(0.38)	(0.22)	(0.29)	(0.39)		(0.60)
From Capital Gains	(0.47)	0.00	0.00	(0.57)		(1.51)
Total Distributions	(0.85)	(0.22)	(0.29)	(0.96)		(2.11)
Redemption Fees	0.00	0.00	0.00	0.00		0.00	(b)
Net Asset Value, End of Year	$29.09	$25.62	$26.03	$24.72		$25.57
Total Return	17.19%	-0.77%	6.52%	1.02%		-3.85%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$17,889.0	$16,441.0	$16,993.7	$14,418.4		$13,263.3
Ratio of Expenses to Average Net Assets	0.78%	0.77%	0.79%	0.85%		0.81%
Ratio of Net Investment Income to Average Net Assets	0.84%	0.93%	1.04%	1.59%		1.93%
Portfolio Turnover Rate	29%	47%	91%	78	%(c)	65	%(c)

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Year	$25.45	$25.85	$24.57	$25.40		$28.50
Income From Investment Operations:
Net Investment Income	0.15	0.17	0.18	0.28	(a)	0.43	(a)
Net Gain (Loss) on Investments (both realized and unrealized)	4.05	(0.43)	1.33	(0.24)		(1.51)
Total From Investment Operations	4.20	(0.26)	1.51	0.04		(1.08)
Less Distributions:
From Net Investment Income	(0.28)	(0.14)	(0.23)	(0.30)		(0.51)
From Capital Gains	(0.47)	0.00	0.00	(0.57)		(1.51)
Total Distributions	(0.75)	(0.14)	(0.23)	(0.87)		(2.02)
Redemption Fees	0.00	0.00	0.00	0.00		0.00	(b)
Net Asset Value, End of Year	$28.90	$25.45	$25.85	$24.57		$25.40
Total Return	16.82%	-1.04%	6.17%	0.70%		-4.19%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$1,288.0	$1,212.2	$1,270.1	$1,110.4		$1,009.7
Ratio of Expenses to Average Net Assets	1.09%	1.09%	1.12%	1.18%		1.16%
Ratio of Net Investment Income to Average Net Assets	0.53%	0.61%	0.71%	1.26%		1.59%
Portfolio Turnover Rate	29%	47%	91%	78	%(c)	65	%(c)

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

62 THE OAKMARK FUNDS

Oakmark Global Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Year	$18.81	$20.39		$18.94	$19.43	$28.08
Income From Investment Operations:
Net Investment Income	0.20	0.16	(a)	0.10	0.11	0.25
Net Gain (Loss) on Investments (both realized and unrealized)	2.62	(1.65)		1.49	0.13	(5.82)
Total From Investment Operations	2.82	(1.49)		1.59	0.24	(5.57)
Less Distributions:
From Net Investment Income	0.00	(0.09)		(0.14)	(0.70)	(0.04)
From Capital Gains	0.00	0.00		0.00	(0.03)	(3.04)
Total Distributions	0.00	(0.09)		(0.14)	(0.73)	(3.08)
Redemption Fees	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$21.63	$18.81		$20.39	$18.94	$19.43
Total Return	14.99%	-7.38%		8.43%	2.65%	-22.10%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$2,062.8	$1,816.9		$2,031.8	$1,675.9	$1,946.6
Ratio of Expenses to Average Net Assets	1.16%	1.16%		1.15%	1.23%	1.16%
Ratio of Net Investment Income to Average Net Assets	0.91%	0.70%		0.53%	0.76%	0.95%
Portfolio Turnover Rate	26%	29	%(c)	37%	32%	41%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Year	$18.42	$19.97		$18.58	$19.01	$27.62
Income From Investment Operations:
Net Investment Income	0.11 (a)	0.06	(a)	0.00 (b)	0.07 (a)	0.13
Net Gain (Loss) on Investments (both realized and unrealized)	2.58	(1.61)		1.48	0.14	(5.69)
Total From Investment Operations	2.69	(1.55)		1.48	0.21	(5.56)
Less Distributions:
From Net Investment Income	0.00	0.00	(b)	(0.09)	(0.61)	(0.01)
From Capital Gains	0.00	0.00		0.00	(0.03)	(3.04)
Total Distributions	0.00	0.00	(b)	(0.09)	(0.64)	(3.05)
Redemption Fees	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$21.11	$18.42		$19.97	$18.58	$19.01
Total Return	14.60%	-7.75%		8.02%	2.43%	-22.46%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$33.1	$36.6		$50.5	$54.4	$57.6
Ratio of Expenses to Average Net Assets	1.50%	1.55%		1.54%	1.54%	1.57%
Ratio of Net Investment Income to Average Net Assets	0.55%	0.27%		0.09%	0.46%	0.54%
Portfolio Turnover Rate	26%	29	%(c)	37%	32%	41%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

oakmark.com 63

Oakmark Global Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$9.96	$10.15	$9.54	$8.23	$11.61
Income From Investment Operations:
Net Investment Income	0.09	0.02	0.04	0.06	0.14 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	1.60	(0.19)	0.61	1.60	(3.07)
Total From Investment Operations	1.69	(0.17)	0.65	1.66	(2.93)
Less Distributions:
From Net Investment Income	0.00	(0.02)	(0.04)	(0.35)	(0.02)
From Capital Gains	0.00	0.00	0.00	0.00	(0.44)
Total Distributions	0.00	(0.02)	(0.04)	(0.35)	(0.46)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01
Net Asset Value, End of Year	$11.65	$9.96	$10.15	$9.54	$8.23
Total Return	16.97%	-1.65%	6.81%	22.24%	-25.95%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$555.8	$422.0	$329.9	$266.2	$232.8
Ratio of Expenses to Average Net Assets	1.23%	1.24%	1.29%	1.43%	1.35%
Ratio of Net Investment Income to Average Net Assets	0.72%	0.33%	0.40%	0.88%	1.41%
Portfolio Turnover Rate	36%	49%	50%	41%	62%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

64 THE OAKMARK FUNDS

Oakmark International Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$16.13	$18.18	$16.25	$15.71	$26.59
Income From Investment Operations:
Net Investment Income	0.34 (a)	0.31 (a)	0.20 (a)	0.16 (a)	0.65
Net Gain (Loss) on Investments (both realized and unrealized)	2.45	(2.20)	1.85	1.87	(7.11)
Total From Investment Operations	2.79	(1.89)	2.05	2.03	(6.46)
Less Distributions:
From Net Investment Income	(0.13)	(0.16)	(0.12)	(1.39)	(0.17)
From Capital Gains	0.00	0.00	0.00	(0.10)	(4.25)
Total Distributions	(0.13)	(0.16)	(0.12)	(1.49)	(4.42)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$18.79	$16.13	$18.18	$16.25	$15.71
Total Return	17.40%	-10.54%	12.67%	17.71%	-28.59%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$8,993.6	$6,920.8	$5,707.4	$4,045.4	$3,753.6
Ratio of Expenses to Average Net Assets	1.06%	1.06%	1.08%	1.17%	1.10%
Ratio of Net Investment Income to Average Net Assets	1.90%	1.63%	1.21%	1.32%	2.32%
Portfolio Turnover Rate	38%	45%	51%	53%	41%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$16.18	$18.25	$16.38	$15.55	$26.32
Income From Investment Operations:
Net Investment Income	0.27	0.24 (a)	0.14 (a)	0.14 (a)	0.39 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	2.47	(2.20)	1.86	1.96	(6.86)
Total From Investment Operations	2.74	(1.96)	2.00	2.10	(6.47)
Less Distributions:
From Net Investment Income	(0.06)	(0.11)	(0.13)	(1.17)	(0.05)
From Capital Gains	0.00	0.00	0.00	(0.10)	(4.25)
Total Distributions	(0.06)	(0.11)	(0.13)	(1.27)	(4.30)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$18.86	$16.18	$18.25	$16.38	$15.55
Total Return	16.99%	-10.85%	12.26%	17.70%	-28.91%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$241.4	$204.0	$146.0	$107.8	$130.8
Ratio of Expenses to Average Net Assets	1.39%	1.45%	1.45%	1.32%	1.52%
Ratio of Net Investment Income to Average Net Assets	1.55%	1.26%	0.83%	1.15%	1.96%
Portfolio Turnover Rate	38%	45%	51%	53%	41%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

oakmark.com 65

Oakmark International Small Cap Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$11.56	$13.02	$11.51	$11.36	$23.19
Income From Investment Operations:
Net Investment Income	0.20	0.15 (a)	0.12 (a)	0.15 (a)	0.37
Net Gain (Loss) on Investments (both realized and unrealized)	1.32	(1.53)	1.55	1.06	(6.36)
Total From Investment Operations	1.52	(1.38)	1.67	1.21	(5.99)
Less Distributions:
From Net Investment Income	(0.02)	(0.08)	(0.16)	(0.93)	(0.18)
From Capital Gains	0.00 (b)	0.00	0.00	(0.13)	(5.66)
Total Distributions	(0.02)	(0.08)	(0.16)	(1.06)	(5.84)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$13.06	$11.56	$13.02	$11.51	$11.36
Total Return	13.15%	-10.72%	14.70%	16.28%	-32.47%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$1,525.8	$1,328.4	$1,217.2	$768.0	$663.6
Ratio of Expenses to Average Net Assets	1.41%	1.38%	1.38%	1.54%	1.41%
Ratio of Net Investment Income to Average Net Assets	1.54%	1.10%	1.02%	1.77%	2.17%
Portfolio Turnover Rate	33%	46%	54%	46%	50%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30
	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Year	$11.50		$12.97	$11.50	$11.33	$23.15
Income From Investment Operations:
Net Investment Income	0.17	(a)	0.12 (a)	0.09 (a)	0.14 (a)	0.47
Net Gain (Loss) on Investments (both realized and unrealized)	1.31		(1.55)	1.54	1.06	(6.48)
Total From Investment Operations	1.48		(1.43)	1.63	1.20	(6.01)
Less Distributions:
From Net Investment Income	0.00		(0.04)	(0.16)	(0.90)	(0.15)
From Capital Gains	0.00	(b)	0.00	0.00	(0.13)	(5.66)
Total Distributions	0.00	(b)	(0.04)	(0.16)	(1.03)	(5.81)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$12.98		$11.50	$12.97	$11.50	$11.33
Total Return	12.90%		-11.09%	14.30%	16.08%	-32.63%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$2.6		$1.9	$1.4	$0.8	$0.3
Ratio of Expenses to Average Net Assets	1.69%		1.72%	1.72%	1.71%	1.54%
Ratio of Net Investment Income to Average Net Assets	1.34%		0.85%	0.74%	1.66%	2.12%
Portfolio Turnover Rate	33%		46%	54%	46%	50%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

66 THE OAKMARK FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of Harris
Associates Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Harris Associates Investment Trust, comprising Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, and Oakmark International Small Cap Fund (collectively the "Funds"), as of September 30, 2012, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 20, 2012

oakmark.com 67

Federal Tax Information

(Unaudited)

International and Int'l Small Cap paid qualifying foreign taxes of $8,581,725 and $1,833,249 and earned $191,160,232 and $37,865,557 of foreign source income during the year ended September 30, 2012, respectively. Pursuant to Section 853 of the Internal Revenue Code, International and Int'l Small Cap designated $0.02 and $0.02 per share as foreign taxes paid and $0.39 and $0.32 per share as income earned from foreign sources for the year ended September 30, 2012, respectively.

Qualified dividend income ("QDI") received by the Funds through September 30, 2012 that qualified for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 are as follows (in thousands):

Fund
Oakmark	$101,514
Select	29,967
Equity and Income	205,117
Global	36,756
Global Select	8,594
International	188,002
Int'l Small Cap	35,065

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended September 30, 2012 qualified for the dividends received deduction, as follows:

Fund
Oakmark	100.00%
Select	100.00%
Equity and Income	61.12%
Global	0.00%
Global Select	0.00%
International	0.00%
Int'l Small Cap	0.00%

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in a Fund's prospectus and summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit oakmark.com or call 1-800-OAKMARK (1-800-625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this letter, and are subject to change without notice.

Endnotes:

1.  The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

2.  Morningstar is an independent monitor of mutual fund performance. Morningstar rankings reflect the total return percentile rank within each fund's specified Morningstar Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. Rankings are subject to change and are for the share class indicated. The Oakmark International Fund ranked #60 out of 839, #274 out of 823, #10 out of 593, and #17 out of 331 in the U.S. OE Foreign Large Blend category for QTD, one, five, and ten years, respectively, as of 9/30/12.

3.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

4.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

5.  The Lipper Large-Cap Value Funds Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

6.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

7.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

8.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

9.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

68 THE OAKMARK FUNDS

Disclosures and Endnotes (continued)

10.  The Lipper Balanced Funds Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

11.  The Barclays U.S. Government / Credit Index is a benchmark index made up of the Barclays U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

12.  The MSCI World Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

13.  The Lipper Global Funds Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI World ex U.S. Index Net USD is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

15.  The MSCI EAFE Index Net USD is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

16.  The Lipper International Funds Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

17.  The MSCI World ex U.S. Small Cap Index Net USD is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

18.  The Lipper International Small-Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

oakmark.com 69

Trustees and Officers

The board of trustees has overall responsibility for the conduct of the affairs of Harris Associates Investment Trust ("Trust"), and its seven series, The Oakmark Funds. Each trustee serves until the next annual meeting of shareholders and until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. Each trustee must retire at the end of the calendar year in which the trustee attains the age of 72. The board of trustees may fill any vacancy on the board provided that after such appointment, at least two-thirds of the trustees have been elected by the shareholders. No person shall be appointed or elected to serve as a trustee after attaining the age of 65. The shareholders may remove a trustee by a vote of two-thirds of the outstanding shares of the Trust at any meeting of shareholders called for the purpose of removing such trustee.

The board of trustees elects or appoints the officers of the Trust. The president, any vice president, treasurer and secretary serves until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the board of trustees. The board of trustees may remove any officer at any time, with or without cause, by the vote of a majority of the trustees then in office.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years and other directorships held are shown below.

Trustees Who Are Interested Persons of the Trust

Name and age†	First Year of Current Position	Principal Occupation(s) Held During Past Five Years#	Other Directorships Held by Trustee
Kristi L. Rowsell* 45 President	2010

President and Director, HAI, Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP"), since 2010; Director, Chief Financial Officer and Treasurer, HAI, HALP and HASLP 2005-2010.

			None

Trustees Who Are Not Interested Persons of the Trust

Name and age†	First Year of Current Position	Principal Occupation(s) Held During Past Five Years#	Other Directorships Held by Trustee
Gary N. Wilner, M.D. 71 Chairman	1993	Retired, since 2004.	None
Michael J. Friduss 69	1995	Principal, MJ Friduss & Associates (telecommunications consultants).	None
Thomas H. Hayden 60	1995	Lecturer, Department of Integrated Marketing Communications, the Medill School, Northwestern University, since July 2006.	None
Christine M. Maki 51	1995

Senior Vice President—Tax, RR Donnelley & Sons Company (global provider of integrated communications), since August 2008; Senior Vice President—Tax, Global Hyatt Corporation (hotel management) from 1995 to 2008.

			None
Allan J. Reich 63	1993	Partner, Seyfarth Shaw LLP (law firm).	None
Steven S. Rogers 54	2006	Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University since 1995; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation since 1994.

Director, SC Johnson Wax (manufacturer of household cleaning, personal care and insecticide products), SuperValu, Inc. (supermarket retailer and food distributor), AMCORE Financial, Inc. (bank holding company), and W.S. Darley & Co. (fire fighting and emergency equipment manufacturers)

Burton W. Ruder 68	1995	President, BWR Enterprises (venture capital investment and transactional financing firm); Manager, Cedar Green Associates (real estate management firm).	None
Peter S. Voss 65	1995

Retired, since 2007, Chairman and Chief Executive Officer, IXIS Asset Management Group, Chairman, President and Chief Executive Officer, IXIS Asset Management US Corporation (investment management), Chairman, IXIS Asset Management US, LLC and Member of the Supervisory Board, IXIS Asset Management; Director, Harris Associates, Inc. ("HAI") prior thereto.

			None

70 THE OAKMARK FUNDS

Trustees and Officers (continued)

Other Officers of the Trust

Name and age†	Position(s) with Trust	First Year of Current Position	Principal Occupation(s) Held During Past Five Years#
Robert M. Levy 61	Executive Vice President	2003	Chairman, HAI; Chief Investment Officer of Domestic Equity and Portfolio Manager, HALP
John N. Desmond 50	Vice President	2008	Chief Operating Officer, HALP and HASLP, since 2007; Vice President and Director of Investment Operations, Nuveen Investments, 2005-2007
Richard J. Gorman 46	Vice President, Chief Compliance Officer, Anti-Money Laundering Officer, and Assistant Secretary	2006	Chief Compliance Officer of the Trust
Kevin G. Grant 47	Vice President and Portfolio Manager (Oakmark Fund)	2000	Portfolio Manager and Analyst, HALP
Thomas E. Herman 50	Principal Financial Officer	2011	Chief Financial Officer, HAI, HALP and HASLP since 2010; Senior V.P., Chief Financial Officer and Treasurer, Ariel Investments, prior thereto.
David G. Herro 51	Vice President and Portfolio Manager (Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)	1992	Chief Investment Officer of International Equity, Portfolio Manager and Analyst, HALP
John J. Kane 40	Treasurer	2005	Director, Global Investment Services, HALP since 2008; Manager, Mutual Fund and Institutional Services, HALP, 1999-2007
Michael L. Manelli 31	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)	2011	Portfolio Manager and Analyst, HALP
Clyde S. McGregor 59	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)	1995	Portfolio Manager, HALP
Michael J. Neary 43	Vice President	2009	Managing Director, Marketing and Client Relations, HALP
William C. Nygren 53	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)	1996	Portfolio Manager and Analyst, HALP
John R. Raitt 57	Vice President	2010	Analyst, HALP; President and Chief Executive Officer, HAI, HALP and HASLP 2003-2010
Vineeta D. Raketich 40	Vice President	2003	Managing Director, Global Operations and Client Relations, HALP
Janet L. Reali 60	Vice President, Secretary and Chief Legal Officer	2001	Vice President, General Counsel and Secretary, HAI, HALP and HASLP
Robert A. Taylor 39	Vice President and Portfolio Manager (Oakmark Global Fund and Oakmark International Fund)	2005	Director of International Research; Portfolio Manager and Analyst, HALP
Andrew J. Tedeschi 46	Assistant Treasurer	2008	Employee of HALP, since 2007; Accounting Manager of Mutual Fund Financial Administration, Van Kampen Funds, Morgan Stanley, prior thereto

†  Age for Trustees and Officers is as of December 31, 2011.

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Funds' distributor, respectively.

*  Ms. Rowsell is a trustee who is an "interested person" of the Trust as defined in the 1940 Act because she is an officer of the Adviser and a director of HAI.

Unless otherwise noted, the business address of each officer and trustee listed in the tables is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

oakmark.com 71

The Oakmark Funds

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-3250

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or (617) 483-3250.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q's are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at www.oakmark.com; and on the Securities and Exchange Commission's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at www.oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds.The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of Class I Shares and Class II Shares held for 90 days or less.

Two North LaSalle Street
Chicago, Illinois 60602
312.621.0600

www.Oakmark.com

OAKMARK FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS
INCEPTION (4/5/01) TO PRESENT (9/30/12) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 9/30/12)

(Unaudited)	1-year	5-year	10-year	Since Inception (4/5/01)
Oakmark Fund (Class II)	30.11%	3.83%	7.94%	5.67%
S&P 500 Index	30.20%	1.05%	8.01%	3.97%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/11 was 1.45%, and 1.30% as of 9/30/12.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2012

OAKMARK SELECT FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS
INCEPTION (12/31/99) TO PRESENT (9/30/12) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 9/30/12)

(Unaudited)	1-year	5-year	10-year	Since Inception (12/31/99)
Oakmark Select Fund (Class II)	26.66%	2.26%	7.28%	7.53%
S&P 500 Index	30.20%	1.05%	8.01%	1.73%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/11 was 1.38%, and 1.36% as of 9/30/12.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2012

OAKMARK EQUITY AND INCOME FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME
FUND FROM ITS INCEPTION (7/12/00) TO PRESENT (9/30/12) AS COMPARED TO
THE LIPPER BALANCED FUND INDEX (UNAUDITED)

Average Annual Total Returns
(as of 9/30/12)

(Unaudited)	1-year	5-year	10-year	Since Inception (7/13/00)
Oakmark Equity & Income Fund (Class II)	16.82%	3.44%	8.43%	8.49%
Lipper Balanced Fund Index	17.78%	2.34%	6.95%	3.81%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/11 was 1.09%, and 1.09% as of 9/30/12.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2012

OAKMARK GLOBAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND
FROM ITS INCEPTION (10/10/01) TO PRESENT (9/30/12) AS COMPARED TO THE
MSCI WORLD INDEX (UNAUDITED)

Average Annual Total Returns
(as of 9/30/12)

(Unaudited)	1-year	5-year	10-year	Since Inception (10/10/01)
Oakmark Global Fund (Class II)	14.60%	-1.93%	10.69%	9.92%
MSCI World Index	21.59%	-2.15%	8.04%	4.92%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/11 was 1.55% and 1.50% as of 9/30/12.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2012

OAKMARK INTERNATIONAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND
FROM ITS INCEPTION (11/4/99) TO PRESENT (9/30/12) AS COMPARED TO THE
MSCI WORLD EX U.S. INDEX (UNAUDITED)

Average Annual Total Returns
(as of 9/30/12)

(Unaudited)	1-year	5-year	10-year	Since Inception (11/4/99)
Oakmark International Fund (Class II)	16.99%	-0.41%	10.37%	7.45%
MSCI World ex U.S. Index	13.76%	-4.84%	8.66%	2.53%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/11 was 1.45% and 1.39% as of 9/30/12.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2012

OAKMARK INTERNATIONAL
SMALL CAP FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (1/8/01) TO PRESENT (9/30/12) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP INDEX (UNAUDITED)

Average Annual Total Returns
(as of 9/30/12)

(Unaudited)	1-year	5-year	10-year	Since Inception (1/8/01)
Oakmark International Small Cap Fund (Class II)	12.90%	-2.15%	12.14%	9.96%
MSCI World ex U.S. Small Cap Index	12.82%	-2.62%	11.55%	7.99%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/11 was 1.72% and 1.69% as of 9/30/12.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, November 2012

Item 2. Code of Ethics.

(a) Registrant has adopted a code of ethics (the “Code”) that applies to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, no amendments were made to the provisions of the Code.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.  Copies of the Code will also be made available free of charge upon request, by writing or calling The Oakmark Funds, P.O. Box 8510, Boston, MA  02266-8510, 1-800-OAKMARK, (1-800-625-6275).

Item 3. Audit Committee Financial Expert.

Registrant’s board of trustees has determined that each of the following five members of the Registrant’s audit committee qualifies as an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR:  Christine M. Maki, Stephen S. Rogers, Burt W. Ruder, Peter S. Voss and Gary N. Wilner, M.D.  Each of those members of Registrant’s audit committee is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed to the Registrant for professional services rendered by the Registrant’s principal accountant were as follows:

	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011
Audit Fees(1)	$243,000	$243,000
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$39,700	$39,700
All Other Fees(4)	$0	$0

During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.  The audit committee has authorized its chairman to exercise that authority in the intervals between meetings; and the chairman presents any such pre-approvals to the audit committee at its next regularly scheduled meeting.  Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount for all such services provided constitutes no more than five percent of the total amount of revenues paid by the Registrant to its principal accountant during the fiscal year in which such services are provided; 2) such services were not recognized by management at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Registrant’s audit committee by management and approved prior to the completion of the audit by the audit committee or by one or more members of the audit committee who are members of the board of trustees to whom authority to grant such approvals has been delegated by the audit committee.

No audit-related, tax or non-audit services were approved by waiver pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(1)     “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)     “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements.

(3)     “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, specifically distribution consultation.

(4)     “All Other Fees” include amounts for products and services provided by the principal accountant.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

The aggregate non-audit fees billed for the fiscal years ended September 30, 2012 and September 30, 2011 by the Registrant’s principal accountant for services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

The audit committee of Registrant’s board of trustees has considered whether the provision of non-audit services that were rendered by Registrant’s principal accountant to Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b) No disclosures are required by this Item 6(b).

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that were adopted in fiscal year 2004.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)      Code of Ethics for Principal Executive Officer and Senior Financial Officers (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(2)      Certifications of Kristi L. Rowsell, Principal Executive Officer, and Thomas E. Herman, Principal Financial Officer, pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii).

(3)      Not applicable.

(b)           Certification of Kristi L. Rowsell, Principal Executive Officer, and Thomas E. Herman, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	November 28, 2012

By:	/s/ Thomas E. Herman
Thomas E. Herman
Principal Financial Officer
Date:	November 28, 2012